As filed with the Securities and Exchange Commission on November
27, 1996

Registration No. 33-48013

_________________________________________________________________


	SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]



	Pre-Effective Amendment No.	[  ]



	Post-Effective Amendment No. 5	[X]



and/or



REGISTRATION STATEMENT UNDER THE  INVESTMENT COMPANY ACT OF
1940	[X]



	Amendment No. 6	[X]



	(Check appropriate box or boxes)



                              BHIRUD FUNDS, INC.
          	(Exact Name of Registrant as Specified in Charter)



c/o Bhirud Associates, Inc.

1266 E. Main Street, Stamford, Connecticut 06902

(Address of Principal Executive Offices)     (Zip code)

Registrant's Telephone Number, including Area Code: (203) 977 -
1521



SURESH BHIRUD

Bhirud Associates, Inc.

1266 E. Main Street, Stamford, Connecticut 06902

(Name and Address of Agent for Service)



	Copy to: MICHAEL R. ROSELLA, Esq.

	Battle Fowler LLP

	Park Avenue Tower

	75 East  55th Street

	New York, New York 10022



Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.



It is proposed that this filing will become effective: (check appropriate box)



[   ] 	immediately upon filing pursuant to paragraph (b)

[X]	on November 30, 1996 pursuant to paragraph  (b)

[  ]	60 days after filing pursuant to paragraph (a) (i)

[  ]	on (date) pursuant to paragraph (a) (i)

[  ]	75 days after filing pursuant to paragraph (a) (2)

[  ]	on (date) pursuant to paragraph (a) (2) of Rule 485



The Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940, as amended, and Rule 24f-2 thereunder, and the Registrant filed a Rule 24f-2 Notice for its fiscal year ended July 31, 1996 on September 27, 1996.


BHIRUD FUNDS, INC.

Registration Statement on Form N -1A





-----------------------------------------------

CROSS REFERENCE SHEET -

Pursuant to Rule 404 (c)

-----------------------------------------------



Part A

Item No.	 		                      Prospectus Heading
1.	Cover Page		                   Cover Page

2.	Synopsis		                     Prospectus Summary;
                                  Table of Fees and 	Expenses

3.	Condensed Financial
	     Information		               Financial Highlights

4.	General Description of
	     Registrant		                Investment Objectives,Policies and
                                  Risks; Investment Restrictions;
                                  and General information

5. 	Management of the Fund 	      Management of the Fund; The
				                              Administrator; Custodian, Transfer Agent
				                              and Dividend Disbursing Agent;
                              				Distribution and Service Plan

5a.  	Management's Discussion
	          of Fund Performance	   Not Applicable

6.	Capital Stock and
  	Other Securities	              Purchase of Shares; Redemption of Shares;
                                  General Information;
                                  Dividends, Distributions and Taxes

7.	Purchase of Securities
  	Being Offered		                Purchase of Shares; Net Asset Value;
				                              Distribution and Service Plan

8.	Redemption or Repurchase		     Redemption of Shares

9.	Legal Proceedings	             Not Applicable

- i -

Part B				                        Caption in Statement of Additional
Item No.			                       Information
10.	Cover Page		                  Cover Page

11.	Table of Contents	            Table of Contents

12.	General Information
	   and History		                 Advisor; Directors and Officers

13.	Investment Objectives
   	and Policies	 	               Investment Objectives, Policies and Risks

14.	Management of the Fund 	      Advisor; Directors and Officers

15.	Control Persons
   	and Principal Holders of
	   Securities		                  Directors and Officers

16.	Investment Advisory
   	and Other Services 	          Advisor; Distribution and Service Plan;
				                              Custodian, Transfer Agent and Dividend
                             					Disbursing Agent

17. Brokerage Allocation	         Brokerage and Portfolio Turnover

18.	Capital Stock and
   	other Securities	             Description of Common Stock

19.	Purchase, Redemption
   	and Pricing of Securities
	   Being Offered		               Purchase and Redemption of Shares; Net
				Asset Value

20. 	Tax Status		                 Tax Status

21. 	Underwriters		               Distribution and Service Plan

22.	Calculation and
   	Performance Data	             Performance

23. 	Financial Statements	        Independent Auditors' Report; Financial
                              				Statements


- ii -
----------------------------------------------------------------
--------------------------------------------------



THE APEX MID CAP GROWTH FUND formerly (THE BHIRUD MID CAP GROWTH FUND)

SOUNDVIEW PLAZA

1266 EAST MAIN STREET

STAMFORD, CONNECTICUT 06902

TELEPHONE:  (800) 831-9922



------------------------------------



PROSPECTUS

NOVEMBER 30, 1996



------------------------------------



		Bhirud Funds, Inc. (the "Fund") is a diversified, open-end management investment company currently consisting of The Apex
Mid Cap Growth Fund portfolio (the "Portfolio"). The Portfolio is a fund whose investment objective is to seek to achieve growth of capital by attempting to outperform the Standard &
Poor's MidCap 400 Index ("S&P MidCap Index"). The Portfolio will seek to achieve this objective by investing primarily in common stocks of mid-sized companies including common stocks listed on the S&P MidCap Index. There can be no assurance that the Portfolio will achieve its objective. See "Investment
Objective, Policies and Risks."



------------------------------------



		This Prospectus sets forth concisely the information a prospective investor should know before investing in the Portfolio. A Statement of Additional Information, dated
November 30, 1996, containing additional and more complete information about the Portfolio has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference into this Prospectus. For a free copy, write or call the Portfolio at the address or telephone number
203 977 1521, fax number 203 977 1525.



------------------------------------



		Bhirud Associates, Inc. is both the advisor of the Portfolio, and the distributor of the Portfolio's shares. Bhirud
Associates, Inc. is a registered investment advisor, registered broker-dealer and member of the National Association of Securities Dealers, Inc.





------------------------------------



THIS PROSPECTUS SHOULD BE RETAINED

BY INVESTORS FOR FUTURE REFERENCE.



------------------------------------





THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



-----------------------------------------------------------------




PROSPECTUS SUMMARY

		The following summary is qualified in its entirety by the more detailed information appearing in this Prospectus.



		THE FUND: Bhirud Funds, Inc. is an open-end, diversified, management investment company currently consisting of The Apex
Mid Cap Growth Fund portfolio (the "Portfolio").

		INVESTMENT OBJECTIVE: The Portfolio's investment objective is to seek to achieve growth of capital by attempting to outperform the S&P MidCap Index. The Portfolio will seek to achieve this objective by investing primarily in common stocks of mid-sized companies (those with market capitalization ranging from $150 million to $5.5 billion) including common stocks listed on the S&P MidCap Index (collectively, "Common Stocks") which the
Portfolio's investment advisor believes are likely to outperform the S&P MidCap Index. Although the Portfolio may also invest in the types of investment grade fixed income instruments described under "Investment Objective, Policies and Risks" herein, and may use various special investment techniques, under normal market conditions the Portfolio will invest at least 80% of its total assets in Common Stocks. Under normal market conditions, up to 20% of the Portfolio's total assets may be invested in options, warrants, futures contracts, preferred stocks, investment grade debt securities and securities convertible into common or preferred stock. See "Investment Objective, Policies and
Risks". There is no assurance that the Portfolio will achieve its investment objective. The investment objective of the Portfolio and its investment restrictions described in the Statement of Additional Information are fundamental and may not be changed without shareholder approval.

		MANAGEMENT AND FEES: Bhirud Associates, Inc. (the "Advisor") serves as the Portfolio's investment advisor and is compensated for its services and its related expenses at an annual rate of 1.00% of the Portfolio's average daily net assets up to $250 million, .75% of the Portfolio's average daily net assets between $250 and $500 million and .65% of the Portfolio's average daily net assets over $500 million. The Portfolio's advisory fee is higher than that paid by most other mutual funds. Bhirud Associates, Inc. (the "Distributor") will also act as distributor for the Portfolio's shares. The Portfolio has a Distribution and Service Plan (the "Plan") which permits it to pay the Distributor a maximum of .25% per annum of the Portfolio's average daily net assets for shareholder services and expenses.

		HOW TO PURCHASE SHARES: Shares of the Portfolio may be purchased at the net asset value per share next determined after receipt of a purchase order by the Portfolio's Distributor or transfer agent in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Portfolio plus a sales load of 5.75%. The minimum initial investment is $1,000. The minimum for subsequent investments is $100.
Investments through an Individual Retirement Account or other retirement plans, however, have different requirements. See
"Purchase of Shares" and "Retirement Plans."

		HOW TO SELL SHARES: Shares of the Portfolio may be redeemed by the shareholder at any time at the net asset value per share next determined after the redemption request is received by the Fund in proper order. See "Redemption of Shares."

		DIVIDENDS AND REINVESTMENT: Each dividend and capital gains distribution, if any, declared by the Portfolio on its outstanding shares will be paid on the payment date in additional shares of the Portfolio having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such dividend or distribution unless a shareholder otherwise elects to receive cash. An election may be changed by notifying the Portfolio in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. However, the Portfolio currently intends to pay dividends and capital gains distributions, if any, on an annual basis. See "Dividends, Distributions and Taxes."

		RISK FACTORS: Investors should consider the risks associated with investing in Common Stocks. While investing in mid-cap growth companies generally entails greater risk and volatility than investing in large, well-established companies, mid-cap companies are expected to offer the potential for more rapid growth and for capital appreciation because of their higher growth rates. In addition, the stocks of such companies are less actively followed by securities analysts and may, therefore, be undervalued by investors. See "Investment
Objective and Policies--Common Stocks." The Portfolio may invest in options, warrants, futures contracts, investment grade convertible securities and may engage in short sales. For the risks associated with these investments see "Investment
Objective, Policies and Risks--Other Investments and Related
Risk Factors."



	"Standard & Poor'sR", "S&PR", "S&P MidCap 400 Index" and "Standard & Poor's MidCap 400 Index" are trademarks of McGraw-Hill, Inc. and have been licensed for use by Bhirud Funds, Inc. The Portfolio is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Portfolio."
TABLE OF FEES AND EXPENSES







	SHAREHOLDER TRANSACTION EXPENSES:



Maximum sales load imposed on purchases    	    5.75%
(as a percentage of offering price)
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)



Advisory Fees -- After Fee Waiver     		        0.00%

12b-1 Fees      				                            0.24%

Other Expenses      				                        2.28%

Administration Fee    				                      0.00%



Total Operating Expenses -- After Fee Waivers    	2.52%
                                        								======





EXAMPLE 	1 YEAR  	3 YEARS 	5 YEARS  	10YEARS
        ____________________		________	_____

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each
time period 	    $84 	    $140 	    $202 	    $387

-----------------------------------------------------------------


		The foregoing table is to assist you in understanding the various costs and expenses that an investor in the Portfolio will bear directly or indirectly. The sales load is a one-time charge paid at the time of purchase of the shares. An investor may be entitled to a reduction in such sales loads. For more information concerning the reduction in sales loads, see
"Purchase of Shares." The Advisory Fee would have been 1.0% of the Portfolio's average daily net assets absent the fee waiver.
Total Operating Expenses would have been 3.94% (on an annualized basis) absent any fee waivers. For a further discussion of these fees see "Management of the Fund" and "Distribution and Service Plan" herein.



		The figures reflected in the above example should not be considered as a representation of past or future expenses;
actual expenses may be greater or less than those shown above.

-----------------------------------------------------------------

FINANCIAL HIGHLIGHTS



		The following table has been audited by Ernst & Young LLP, the Fund's independent auditors for 1993 and 1994, McCurdy &
Associates CPA's, Inc. for 1995, and by Van Buren & Hauke, LLC, for 1996 whose unqualified report thereon appears in the Statement of Additional Information and can be obtained by shareholders by request:


                                    					FOR THE FOR THE FOR THE
					                                    YEAR    YEAR    YEAR
					                                    ENDED   ENDED   ENDED
					                                    JULY 31 JULY 31 JULY 31
					                                    ,1996 	 ,1995   ,1994

Net Asset Value, Beginning of Period 	   $9.71 	  $10.50 	$10.87

Income from Investment Operations:

         Net Investment Income (Loss) 	  (0.35) 	 (0.14) 	(0.04)*

         Net Gain (Loss) on Securities
	 (both realized and
	  unrealized) 	 		                      (2.63) 	  0.86 	 (0.24)

Total from Investment Operations 	       (2.98) 	  0.72 	 (0.28)

Less Distributions:

         Dividends from Net
	  Investment Income 		                   0.45      	 0 	 (0.09)

         Distributions from Capital
		Gains 			                                  0 	 (1.51)	  0

Returns of Capital Total Distributions 	  0.45 	 (1.51) 	(0.09)

Net Asset Value, End of Period 		       $ 7.18 	$ 9.71 	$10.50

Total Return (not reflecting sales load)(26.05)%  8.97%	(2.60)%

Ratios/Supplemental Data:

         Net Assets, End of Period
		(in thousands) 		                      $1,855	 $6,589 	$9,719

         Ratio to Average Net Assets:

                  Expenses 		              2.52% 	2.68% 	2.71%

                  Net Investment
		   Income   (Loss) 	                   (2.11)%	 (1.02)%	(0.36)%

                  Effect of
		  Reimbursement/Waivers
		  on Above Ratios 	                     1.28% 	   0.19% 	 0.71%

 Portfolio Turnover Rate 		             320.89%    224.77% 276.26%

Average Commission Rate Paid $/Share   	$0.0413    $0.0586
-----------------------------------------------------------------

* Based on weighted average shares outstanding.
** Not annualized.

INVESTMENT OBJECTIVE, POLICIES AND RISKS



INVESTMENT OBJECTIVE



		The Fund is an open-end, diversified, management investment company organized as a Maryland corporation on May 27, 1992.
The Portfolio's investment objective is to seek to achieve growth of capital by attempting to outperform the S&P MidCap
Index. The Portfolio will attempt to achieve its objective by purchasing common stocks of mid-sized companies (companies with market capitalization ranging from $150 million to $5.5 billion) including common stocks listed on the S&P MidCap Index
(collectively, "Common Stocks").1 There is no assurance that the Portfolio will achieve its investment objective. The investment objective of the Portfolio and its investment restrictions (the "Investment Restrictions"), which are described herein and in the Statement of Additional Information, are fundamental and may not be changed without shareholder approval.



INVESTMENT POLICIES



		The Portfolio's investment policies described below, and described more completely under "Common Stocks" and "Other
Investments and Related Risks Factors" herein, may be changed by the Board of Directors without shareholder approval. Although under normal market conditions the Portfolio intends to invest all of its assets in Common Stocks (and in no event less than 80% of the Portfolio's total assets), the Portfolio may invest up to 20% of its assets in other types of investment grade fixed income securities of such mid-sized companies (primarily preferred stocks, debt securities and securities convertible into common or preferred stock) and in options, warrants and futures contracts with respect to such companies, as determined by the Portfolio's advisor, Bhirud Associates, Inc. (the
"Advisor"). When warranted by business or financial conditions, the Portfolio may invest temporarily for defensive purposes without limitation in investment grade debt securities, preferred stocks, obligations of the U.S. government, its agencies or instrumentalities (including such obligations subject to repurchase agreements), or in short-term (maturing less than one year) money market instruments, including commercial paper rated "A-1" or better by Standard & Poor's
Corporation ("S&P") or "P-1" or better by Moody's Investors
Services, Inc. ("Moody's").



		In June 1991, S&P introduced the S&P MidCap Index covering middle size companies traded in the United States. The S&P
MidCap Index contains 400 domestic stocks with market capitalization ranging from $200 million to $5.2 billion. The median market capitalization is about $600 million. This index, which compliments the widely used S&P's 500 Index, was developed in response to widespread interest in the U.S. and international investment communities as a way to track and invest in a broad base of companies with market capitalizations smaller than those in the "500" but still large enough to be liquid and easily traded by large investors.



		The Advisor will rely extensively on the experience of its Chairman, Mr. Suresh L. Bhirud, and from his experience in stock selection in his previous roles with the research departments of leading Wall Street firms. The Advisor uses economic and sector analysis to enhance stock selection. The Advisor will also rely upon computer models developed by it for stock selection. The
Advisor may also rely upon other factors both fundamental and non-fundamental in determining the composition of the Portfolio.



		Factors considered by the Advisor when selecting the most attractive stocks include the following:



			(1)	company profitability;



			(2)	dividend payout ratio;



			(3)	earnings volatility;



			(4)	proprietary valuation model;



			(5)	proprietary analysis of earnings momentum;



			(6)	relative valuation and relative earnings momentum; and



			(7)	composite rank.

1 	"Standard & Poor'sR", "S&PR", "S&P MidCap 400 Index" and
"Standard & Poor's MidCap 400 Index" are trademarks of Standard and Poor's Corporation and have been licensed for use by Bhirud Funds, Inc. The Portfolio is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Portfolio."



COMMON STOCKS



		Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in Common Stocks.
Common Stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations, including preferred stock dividends, are satisfied.
 Common Stocks generally have voting rights. Common Stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.



RISK FACTORS and OTHER INVESTMENTS



	Options and Futures Contracts



		The Portfolio may invest in options or futures contracts listed on the S&P MidCap Index as a means of achieving additional return or of hedging the value of the Portfolio. A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. When the Portfolio sells an option on a current
Portfolio security which gives the holder of the option the right to buy the underlying security from the Portfolio at a specified time and a specified price, such an option is considered a "covered" option.



		The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of the option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercised but forgoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options that are purchased and sold in private transactions also create a credit risk on the Portfolio in that (i) the counterparty could fail to honor its obligations and (ii) the assets of the Portfolio used to cover its options positions constitute illiquid securities for purposes of subsection (i) under "Investment Restrictions" herein. The
Portfolio will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Portfolio's total assets. To the extent that puts, calls, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission, the Portfolio is limited to an investment not in excess of 5% of its total assets.



		The Portfolio may purchase and sell stock index futures contracts ("futures contracts") that are listed on the S&P
MidCap Index for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in their prices. As a futures contract purchaser, the Portfolio incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Portfolio incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Portfolio will establish a segregated account in which it will maintain cash and marketable securities equal in value to the futures contracts it has purchased. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.



		If the Advisor anticipates that the prices of stock held by the Portfolio may fall, the Portfolio may sell a stock index futures contract. Conversely, if the Advisor wishes to hedge against anticipated price rises in those stocks which the Portfolio intends to purchase, the Portfolio may purchase stock index futures contracts. In addition, stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.



		The Portfolio may close out its position as writer of an option, or as a buyer or seller of a futures contract only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist.



		Exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.



		The extent to which the Portfolio may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Portfolio's intention to qualify as such. See "Dividends, Distributions and Taxes."



		While the futures contracts and options transactions to be engaged in by the Portfolio for the purpose of hedging the Portfolio's securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Advisor could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Portfolio sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Portfolio would lose money on the sale.



		Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Portfolio seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowing funds.
Such distortions are generally minor and would diminish as the contract approached maturity.



	Warrants and Rights



		The Portfolio may invest in warrants or rights of securities of mid-sized companies (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor for inclusion in the Portfolio. In the event the underlying security does not sufficiently increase in value during the period when the warrant may be exercised so as to provide an attractive investment for the Portfolio, the warrant will expire and the Portfolio will suffer a loss on the price it paid for the warrant. The Portfolio will not purchase warrants if, as a result of such purchase, more than 5% of the Portfolio's total assets are invested in warrants and the Portfolio will not invest more than 2% of its total assets in warrants or rights which are not listed on the New York or American Stock Exchanges.



	Convertible Securities



		Convertible securities may include corporate notes or preferred stocks but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.



		The Portfolio may invest in convertible securities when it appears to the Advisor that it may not be prudent to be fully invested in Common Stocks. In evaluating a convertible security, the Advisor places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. See "Description of the Portfolio's Investment Securities" in the Statement of Additional Information.



		The Portfolio will purchase only investment grade convertible securities having a rating of, or equivalent to, at least an S&P rating of BBB (which rating may have speculative characteristics) or, if unrated, judged by the Advisor to be of comparable quality. Securities in the lowest investment grade debt category generally have higher yields, may have speculative characteristics and, as a result, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher investment grade securities. See "Description of Ratings" in the Statement of Additional Information.



	Corporate Reorganizations



		Subject to the Portfolio's policy of investing at least 80% of its total assets in Common Stocks, the Portfolio may invest without limit in securities listed on the S&P MidCap Index for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Advisor, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Portfolio may sustain a loss. For further information on such investments, see "Description of the Portfolio's Investment Securities" in the Statement of
Additional Information.



	Investments in Small, Unseasoned Companies



		The Portfolio may invest up to 5% of its total assets in small, less well known companies which (including predecessors) have operated less than three years. The securities of such companies may have limited liquidity.



	When Issued, Delayed Delivery Securities and Forward Commitments



		The Portfolio may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Portfolio will only enter into a forward commitment with the intention of actually acquiring the security, the Portfolio may sell the security before the settlement date if it is deemed advisable.



		Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Portfolio prior to the settlement date. The Portfolio will segregate cash or liquid high-grade debt securities with the Portfolio's custodian in an aggregate amount at least equal to the amount of its outstanding forward commitments.



	Short Sales



		The Portfolio may make short sales of securities listed on a national securities exchange. A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolio expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.



		When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The
Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.



		The Portfolio's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid securities. The Portfolio will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Portfolio on such security, the Portfolio may not receive any payments
(including interest) on its collateral deposited with such broker-dealer.



		If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss, and, conversely, if the price declines, the Portfolio will realize a capital gain; provided, however, any gain will be decreased, and any loss increased, by the transaction costs described above.
Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.



		The market value of the securities sold short of any one issuer will not exceed either 2% of the Portfolio's total assets or 2% of such issuer's voting securities. The Portfolio will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its assets or the Portfolio's aggregate short sales of a particular class of securities exceeds 20% of the outstanding securities of that class. The Portfolio may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire at no additional cost the identical security.



	Repurchase Agreements



		The Portfolio may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Portfolio from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Portfolio is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Portfolio may enter into repurchase agreements with (i) member banks of the Federal
Reserve System having total assets in excess of $500 million and
(ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's
Board of Directors ("Qualified Institutions"). The Advisor will monitor the continued creditworthiness of Qualified
Institutions, subject to the supervision of the Fund's Board of Directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Portfolio to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.



		The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the Portfolio's custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. The Portfolio will not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Portfolio, more than 15% of its net assets would be so invested.



	Loans of Portfolio Securities



		To increase income, the Portfolio may lend its securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Portfolio at any time, (3) the Portfolio receives reasonable interest or fee payments on the loan, (4) the Portfolio is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed one-third of the value of the Portfolio's total assets.



		If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.



	Portfolio Turnover



		Purchases and sales are made for the Portfolio whenever necessary, in the Advisor's opinion, to meet the Portfolio's objectives. Portfolio turnover may involve the payment by the Portfolio of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to the Portfolio which will increase the Portfolio's total operating expenses. In addition, in order to qualify as a regulated investment company, less than 30% of the Portfolio's gross income must be derived from the sale or other disposition of stock, securities or certain other investments held for less than three months. Although increased portfolio turnover may increase the likelihood of additional capital gains for the Portfolio, the Portfolio expects to satisfy the 30% income test.
 The Portfolio turnover rate for the fiscal year ended July 31, 1996 was 321%.



INVESTMENT RESTRICTIONS



		As a diversified investment company, 75% of the assets of the Portfolio is subject to the following limitations: (a) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United
States government and its agencies and instrumentalities, and
(b) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. The classification of the Portfolio as a diversified investment company is a fundamental policy of the Portfolio and may be changed only with the approval of the holders of a majority of the Portfolio's outstanding shares. As used in this Prospectus, the term
"majority of the outstanding shares" of the Portfolio means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at the meeting, if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.



		The Portfolio also operates under certain investment restrictions which are deemed fundamental policies of the Portfolio and also may be changed only with the approval of the holders of a majority of a Portfolio's outstanding shares. In addition to other restrictions listed in the Statement of Additional Information, the Portfolio may not (except where specified):



			(i) invest more than 15% of the market value of the Portfolio's net assets in illiquid investments including repurchase agreements maturing in more than seven days;



			(ii)  purchase securities on margin or borrow money, except
(a) from banks for extraordinary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse
repurchase agreements, provided that (a) and (b) in the
aggregate do not exceed an amount equal to one-third of the
value of the total assets of the Portfolio less its liabilities
(not including the amount borrowed) at the time of the
borrowing, and further provided that 300% asset coverage is
maintained at all times;



			(iii)  purchase securities while borrowings exceed 5% of its total assets;



			(iv)  mortgage, pledge or hypothecate any assets except that the Portfolio may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph
(ii) above.  However, although not a fundamental policy of the
Portfolio, as a matter of operating policy in order to comply with certain state statutes, the Portfolio will not pledge its assets in excess of an amount equal to 10% of net assets;



			(v) lend portfolio securities of value exceeding in the aggregate one-third of the market value of the Portfolio's total assets less liabilities other than obligations created by these transactions; or



			(vi) invest in securities of other investment companies, except (i) the Portfolio may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Portfolio and then only up to 5% of the Portfolio's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) as permitted by
Section 12(d) of the Investment Company Act of 1940.



		If a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Portfolio's investment securities will not be considered a violation of the Portfolio's restrictions.



		For a more detailed discussion of these investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.


MANAGEMENT OF THE FUND



		The Fund's Board of Directors, which has overall responsibility for the management of the Fund, has employed Bhirud Associates, Inc. to serve as Advisor of the Portfolio. The Advisor supervises all aspects of the Portfolio's operations and provides investment advice and portfolio management services to the Portfolio. Subject to the supervision of the Fund's Board of Directors, the Advisor makes the Portfolio's day-to-day investment decisions with respect to all purchases and sales, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments.



		The individual who is primarily responsible for the day-to-day management of the Portfolio is Suresh L. Bhirud. Mr. Bhirud has been President of the Advisor since 1991. He was Senior Vice
President, Chief Investment Strategist and Chairman of the
Investment Policy Committee of Dean Witter Reynolds, Inc., from
1990 to 1991.  Mr. Bhirud was the Managing Director, Chief
Investment Strategist and Chairman of the Investment Policy
Committee of Oppenheimer & Co. from 1987 to 1990. Mr. Bhirud was also the Chief Investment Strategist (1982 to 1987), and in other various positions involving quantitative market analysis
(1972 to 1981), of The First Boston Corporation.  The Fund's
Annual Report contains additional information regarding the Portfolio's performance and will be provided without charge, upon request.



		Investors are advised that the Fund was organized in 1992 and is the first and only mutual fund client managed by the Advisor.
 In addition, the Advisor's computer models, used in connection with the management of the Fund's portfolio, were developed in 1991 and are, therefore, unseasoned. Furthermore, the S&P
MidCap Index, which was introduced by Standard & Poor's in 1991, is also relatively new.



		The Advisor, a New York Corporation, was formed on June 20, 1991. The Advisor is a registered investment advisor under the Investment Advisers Act of 1940. In addition to serving the Portfolio, as of October 31, 1994, the Advisor served as an advisor to high net worth individuals with total assets aggregating approximately $3.5 million under management. The
Portfolio is the only investment company advisory client of the Advisor. Mr. Bhirud may be deemed a "controlling person" of the Advisor on the basis of his ownership of stock of the Advisor.
The Advisor relies to a considerable extent on the expertise of Mr. Bhirud who may be difficult to replace in the event of his death, disability or resignation. The Advisor's address is the same as the Fund as shown on the cover of this Prospectus.



		During the year ended July 31st, 1996 the Fund paid brokerage commissions of $340 to Bhirud Associates, Inc.



		The Advisor may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Advisor to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Advisor to the accounts involved, including the Portfolio. When two or more of the clients of the Advisor, including the Portfolio, are purchasing the same security in a given day from the same broker-dealer, such transactions may be averaged as to price.



		The Advisory Contract contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Portfolio. Under those provisions, subject to applicable law and procedures adopted by the Fund's Board of Directors, the Advisor may (i) direct Portfolio brokerage to the Distributor; (ii) pay commissions to brokers other than the Distributor which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Advisor to be useful or desirable for its investment management of the Portfolio and/or other advisory accounts of itself and any investment advisor affiliated with it; and (iii) consider the sales of shares of the Portfolio by brokers including the Distributor as a factor in its selection of brokers of Portfolio transactions.



		As compensation for its services and the related expenses borne by the Advisor, the Portfolio pays the Advisor a fee, computed daily and payable monthly, in accordance with the following schedule: 1.0% of the Portfolio's average net assets up to $250 million; .75% of the average net assets between $250 million and $500 million; and .65% of the average net assets over $500 million. The Statement of Additional Information contains further information about the Advisory Contract including a more complete description of the advisory and expense arrangements. Pursuant to the Portfolio's Distribution and Service Plan, the Advisor may use the advisory fee for distribution purposes including defraying the costs of performing shareholder servicing functions on behalf of the Portfolio, compensating others, including banks, broker-dealers and other organizations whose customers or clients are shareholders of the Portfolio for providing assistance in distributing the Portfolio's shares and defraying the cost of shareholder servicing and other promotional activities. See
"Distribution and Service Plan".



		The Portfolio is responsible for payment of its expenses, including, without limitation, the following types of expenses:
fees payable to the Advisor, Distributor, administrator, custodian, transfer agent and dividend agent; brokerage and commission expenses; foreign, Federal, state or local taxes, including issuance and transfer taxes incurred by or levied on it; commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; interest charges on borrowings; telecommunications expenses; recurring and nonrecurring legal, accounting, recordkeeping and auditing expenses; costs of organizing and maintaining the Fund's existence as a corporation; compensation, including directors' fees, of any directors, officers or employees who are not the officers of the Advisor or its affiliates; costs of other personnel providing administrative and clerical services; costs of shareholders' services, including charges and expenses of persons providing confirmations of transactions in the Portfolio's shares, periodic statements to shareholders and recordkeeping services and costs of shareholders' reports, proxy solicitations, and corporate meetings; fees and expenses of registering their shares under the appropriate federal securities laws and of qualifying their shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and expenses of preparing, printing and delivering our initial registration statement and of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts. The Distributor pays the promotional and advertising expenses related to the distribution of the Portfolio's shares and for the printing of all Portfolio prospectuses used in connection with the distribution and sale of Portfolio shares. See "Management of Fund" in the Statement of Additional Information. The Advisor has agreed to a reduction in the mmounts payabl to it and to reimburse the Portfolio, as necessary, if in any fiscal year the sum of the Portfolio's expenses exceeds the limits set by applicable regulations of state securities commissions.



		Effective November 1, 1994, pursuant to an administrative services agreement (the "Administrative Services Agreement") with the Portfolio, the Advisor provides all management and administrative services necessary for the Portfolio, other than those provided by the Advisor under the Advisory Contract, subject to the supervision of the Fund's Board of Directors.
For the services rendered to the Portfolio by the Advisor under the Administrative Services Agreement, the Portfolio pays the Advisor an administration fee, computed daily and payable monthly, equal, on an annual basis, to .20% of the Portfolio's aggregate average daily net assets. The Administrative Services
Agreement with the Advisor contains the same terms and conditions as those which governed the predecessor administrator under the previous Administrative Services Agreement except (i) that the accounting related and transfer agent services provided by the predecessor administrator under the previous
Administrative Services Agreement are now being provided by The
Provident Bank under separate agreements, (ii) the dates of execution and termination and (iii) the identity of the administrator.



		The Advisor provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund, none of whom receive compensation from the Portfolio. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Advisor or its affiliates. Due to the services performed by the Advisor in its capacity as investment manager under the Advisory Contract and administrator under the Administrative Services Agreement, the Fund currently has no employees and its officers are not required to devote their full time to the affairs of the Fund.
The Statement of Additional Information contains general background information regarding each director and principal officer of the Fund.



DISTRIBUTION AND SERVICE PLAN



		Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a Distribution and Service Plan (the "Plan") for the Portfolio and, pursuant to the Plan, the Portfolio has entered into a Distribution Agreement and a Shareholder Servicing
Agreement with Bhirud Associates, Inc. (the "Distributor").  The
Plan provides that the Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of .30% per annum of the Portfolio's average daily net assets.



		For its services under the Shareholder Servicing Agreement, the Distributor receives from the Portfolio a fee equal to .25% per annum of the Portfolio's average daily net assets (the
"Shareholder Servicing Fee"). The Shareholder Servicing Fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of (i) shareholder servicing and maintenance of shareholder accounts and (ii) for payments to Participating Organizations (as defined below) with respect to servicing their clients or customers who are shareholders of the Portfolio.



		Under the Distribution Agreement, the Distributor, as agent for the Portfolio, will solicit orders for the purchase of the Portfolio's shares, provided that any subscriptions and orders will not be binding on the Portfolio until accepted by the Portfolio as principal. The Plan and the Shareholder Servicing
Agreement provide that, in addition to the Shareholder Servicing
Fee, the Portfolio will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals incurred by the Distributor in carrying out its obligations under the Shareholder Servicing Agreement, and (ii) typesetting, printing and delivering the Portfolio's prospectus to existing shareholders of the Portfolio and preparing and printing subscription application forms for shareholder accounts. The expenses enumerated in this paragraph shall not exceed an amount equal to .05% per annum of the Portfolio's average daily net assets.



		The Plan and the Advisory Contract provide that the Advisor and the Distributor may make payments from time to time from their own resources, which may include the advisory fee and past profits for the following purposes: to defray the costs of and to compensate others, including participating organizations with whom the Distributor has entered into written agreements (each a "Participating Organization"), for performing shareholder servicing and related administrative functions on behalf of the Portfolio; to compensate certain Participating Organizations for providing assistance in distributing the Portfolio's shares; to pay the costs of printing and distributing the Portfolio's prospectus to prospective investors; and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Portfolio's shares. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments made pursuant to the Plan will not increase the amount which the Portfolio is required to pay to the Advisor or the Distributor for any fiscal year under the Advisory Contract or the Shareholder Servicing
Agreement in effect for that year.



		The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Fund management's position that banks are not prohibited from ccting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Distributor for providing such services.
However, this is an unsettled area of the law and if a determination contrary to the Fund management's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Distributor, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the name of the customers at no cost to the Portfolio or its shareholders. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.



PURCHASE OF SHARES



		The minimum initial investment is $1,000. Initial investments may be made in any amount in excess of the minimum. The minimum amount for subsequent investments is $100. Orders received as of the earlier of 4:00 P.M., New York City time, or the close of business of the New York Stock Exchange ("NYSE") on any Fund
Business Day will be executed at the public offering price determined on that day. Orders received after the earlier of 4:00 P.M., New York City time, or the close of the NYSE on any Fund Business Day, will be executed at the public offering price determined on the next Fund Business Day. Shares will be issued upon receipt of payment by the Fund. Information on how to purchase Portfolio shares may be received by calling (800)
831-9922. The Fund reserves the right to reject any subscription for its shares. Certificates for Fund shares will not be issued to those who invest in the Fund.



		The price paid for shares of the Portfolio is the public offering price, that is, the next determined net asset value of the shares plus a sales load. The sales load is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer to compensate him for the services provided the investor.

	Sales loads are determined in accordance with the following sales load schedule:

                           				DEALER		      SALES CHARGE	    DISCOUNT
AMOUNT OF			                   SALES  		     AS % OF NET   	  AS % OF
PURCHASE               		      LOAD      	   AMOUNT INVESTED	 OFFERING PRICE
Less than $50,000		             5.75%  		     6.10%   	       5.25%

$50,000 up to $99,999     	     5.25%        	5.54%         	 4.75%

$100,000 up to $249,999     	   4.50%        	4.71%          	4.00%

$250,000 up to $499,999     	   3.00%        	3.09%          	2.50%

$500,000 up to $999,999      	  2.00%        	2.04%          	1.50%

$1,000,000 or more       	      0.00%        	0.00%          	0.00%

		The Distributor reserves the right to change the dealer's concession froe time to time. In addition, the Distributor entered into a Select Dealer Agreement with H. J. Meyers & Co.,
Inc. pursuant to which the entire sales charge is retained by H.
J. Meyers & Co., Inc. (i.e., a dealer discount of 0%).



		Subject to compliance with applicable law and regulatory policies, broker-dealers selling shares of the Portfolio are eligbble to participate in a program in which such firms receive from the Distributor a non-cash compensation award for each of their registered representatives who have sold a certain number of shares of the Portfolio during a specified time period. The type of non-cash compensation award which the registered representatives shall be eligible to receive under the program will vary depending on the cumulative number of shares of the Portfolio sold during such period, less redemptions, by the respective registered representative. The types of non-cash compensation awards available under the program are pens, home electronic merchandise and sporting goods; all expense paid cruises for two; and airplane and hotel fares for two to Europe.
 Such non-cash compensation awards are made by the Distributor out of its own assets and not out of the assets of the Portfolio. These programs will not change the price investors pay for their shares or the amount that the Portfolio will receive from the shares sold.



REDUCTION OR ELIMINATION OF SALES LOAD



		Volume Discounts. Volume discounts are provided if the total amount being invested in shares of the Portfolio reaches the levels indicated in the above sales load schedule. Volume discounts are also available to investors making sufficient additional purchases of Portfolio shares. The applicable sales charge may be determined by adding to the total current value of shares already owned in the Portfolio the value of new purchases computed at the offering price on the day the additional purchase is made. For example, if an investor previously purchased, and still holds, shares of the Portfolio worth
$95,000 at the current net asset value and purchases an additional $5,000 worth of shares of the Portfolio, the sales charge applicable to the new purchase would be that applicable to the $100,000 to $249,999 bracket in the above sales load schedule.



		Reinvestment of Dividends and Distributions. There is no sales load on purchases of Portfolio shares made by reinvestment of dividends and distributions paid by the Portfolio.
Reinvestment will be made at net asset value (i.e., without the imposition of a sales load) on the day on which the dividend or distribution is payable.



		Letter of Intent. Any investor may sign a Letter of Intent, available from the Distributor, stating an intention to make purchases of shares totaling a specified amount within a period of thirteen months. Purchases within the thirteen-month period can be made at the reduced sales load applicable to the total amount of the intended purchase noted in the Letter of Intent.
If a larger purchase is actually made during the period, then a downward adjustment will be made to the sales charge based on the actual purchase size. Any shares purchased within 90 days preceding the actual signing of the Letter of Intent are eligible for the reduced sales charge and the appropriate price adjustment will be made on those share purchases. A number of shares equal to 5.75% of the dollar amount of intended purchases specified in the Letter of Intent is held in escrow by the Distributor until the purchases are completed. Dividends and distributions on the escrowed shares are paid to the investor.
If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay the Distributor an amount equal to the difference between the regular sales load applicable to a single purchase of the number of shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request by the Distributor, then the Distributor has the right to redeem a sufficient number of escrowed shares to effect payment of the amount due. Any remaining escrowed shares are released to the investor's account. Agreeing to a Letter of Intent does not obligate you to buy, or the Portfolio to sell, the indicated amount of shares. You should read the Letter of Intent carefully before signing.



		Open-End Management Investment Company Shareholders. Shareholders of any open-end management investment company may utilize the net redemption or sales proceeds from the redemption or sale of such shares to purchase shares of the Portfolio at no sales load. Investment of the net redemption or sales proceeds into shares of the Portfolio must occur within 60 calendar days from the settlement date of such redemption or sale and must be supported by the documentation requested by the Distributor to provide evidence of said sale or redemption.



		Employees of the Advisor and Distributor. Employees (and their immediate families) of Bhirud Associates, Inc. and H. J.
Meyers & Co., Inc. may purchase shares of the Portfolio at no sales load. The absence of a sales load reflects the reduced sales effort required to sell shares to this group of investors.



		Purchases may be made at net asset value (without the imposition of sales load) provided that such purchases are placed through a broker that maintains an account with the Fund and such purchases are made by the following:

		Investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, and clients of such investments advisors or financial planners who place trades for their own accounts if the accounts are linked to the master accounts of such investment advisor or financial planner on the books and records of the broker or agent;



		Retirement and deferred compensation plans, as well as trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Internal Revenue
Code and "rabbi trusts".



		Investors may be charged a fee by their advisor or financial planner, if they effect transaction in Fund shares through a broker or agent.



		In addition to the above a registered investment advisor may also purchase shares at net asset value directly from the Fund, provided they have on file with Bhirud Associates Inc., their SEC registration number and part II of their ADV form.



HOW TO PURCHASE SHARES



		All funds received by the Portfolio are invested in full and fractional shares of the Portfolio. Certificates for shares are not issued. The Fund maintains records of each shareholder's holdings of Portfolio shares, and each shareholder receives a statement of transactions, holdings and dividends. The
Portfolio reserves the right to reject any purchase.



		An investment may be made using any of the following methods:



				Mail.  To purchase shares in the Portfolio, an investor
should deliver a completed new account registration form with a check payable to "The Apex Mid Cap Growth Fund",
c/o American Data Services, 24 West Carver
Street, 2nd Floor, Huntington, NY 11743.  If shares are
purchased by check and redeemed before the check has cleared, the transmittal of redemption proceeds will be delayed until funds are collected, which may take up to 15 days (See
"Redemption of Shares").



				By Wire.  Investments may be made directly through the use
of wire transfers of Federal funds.  Contact your bank and
request it to wire Federal funds to the Portfolio.  In most
cases, your bank will either be a member of the Federal Reserve
Banking System or have a relationship with a bank that is.  Your bank will normally charge you a fee for handling the
transaction.  To purchase shares by a Federal funds wire, please first contact The American Data Services, Mutual Fund Services at (800) 831-9922.  They will establish a record of information for the wire to insure the correct processing of funds.  Failure to contact The American Data Services, Mutual Fund Services will delay the effective date of the purchase order to the next
business day.



		Investor purchases by wire funds must be directed to:



		STAR BANK, N.A. Cinti/Trust

		ABA:  0420-0001-3

		Attn: The Apex Mid Cap Growth Fund

		DDA # 485812697

		Share Holder Account Number: ___________________

		Share Holder Account Name: _____________________



REDEMPTION OF SHARES



		Upon receipt by the Fund of a redemption request in proper form, shares of the Portfolio will be redeemed at their next determined net asset value. Checks for redemption proceeds will normally be mailed to the shareholder's address of record within seven days, but will not be mailed until all checks (including certified or cashier's checks) in payment for the purchase of the shares to be redeemed have been honored, which may take up to 15 days. The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in gain or loss for income tax purposes.



		By Mail. Redemption requests may be made by letter to the Fund, specifying the name of the Portfolio, the dollar amount or number of shares to be redeemed, and the account number. The request must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign). In all cases, all the signatures on a redemption request must be signature guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange; pursuant to the Fund's transfer agent's standards and procedures. (Guarantees by notaries public are not acceptable.) Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.



		By Telephone. The Fund may accept telephone redemption requests ((800) 831-9922) from any person with respect to accounts of shareholders who have previously elected this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. Telephone redemption requests may not exceed the sum of $25,000 per request per day. The proceeds of a telephone redemption will be sent to the shareholder at his address or to his bank account as set forth in the subscription order form or in a subsequent signature guaranteed written authorization. The Fund will employ reasonable telephone procedures to confirm that telephone redemption instructions are genuine. Telephone procedures will include requiring some form of personal identification prior to acting upon instructions received by telephone. The failure of the Fund to employ such procedures may cause the Fund to be liable for the losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent transactions. The telephone redemption option may be modified or discontinued at any time upon 60 days notice to shareholders.



		Shareholders may also redeem Portfolio shares through Participating Organizations holding such shares who have made arrangements with the Portfolio permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service.



		The Portfolio may suspend the right of redemption during any period when (i) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings; (ii) the Securities and Exchange Commission has by order permitted such suspension; or (iii) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio investments or determination of the value of the net assets of the Portfolio not reasonably practicable. The
Portfolio may postpone for more than seven days the date of payment for redemptions during any period the right to redeem has been suspended.



		To minimize expenses, the Portfolio reserves the right to redeem upon not less than 45 days notice all shares of the Portfolio in an account (other than an Individual Retirement
Account) which has a value below $500 caused by reason of a redemption by a shareholder of shares of the Portfolio;
provided, however, a shareholder's shares may not be redeemed if written objection to the redemption is received by the Portfolio within 30 days after the date on which the notice of the redemption is received by the shareholder. Shareholders will be allowed to make additional investments prior to the date fixed for the redemption to avoid liquidation of the account. In lieu of the right to redeem shares, the Portfolio may impose a monthly service charge of $10 on such accounts.



		The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income purposes.



REINSTATEMENT PRIVILEGE



		A shareholder in the Portfolio who has redeemed shares may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment so long as the reinvestment occurs within 30 days of the original redemption. The shareholder must reinvest in the same Portfolio and in the same account from which the shares were redeemed. A redemption is a taxable transaction and gain or loss may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised.



EXCHANGE OF SHARES



		When and if additional portfolios of the Fund are created, an investor may, without cost, exchange shares of the Portfolio of the Fund into any other portfolio of the Fund, subject to the $1,000 minimum initial investment requirements for the Portfolio. See "Purchase of Shares." The Fund will provide shareholders with 60 days written notice prior to any modifications or discontinuance of the exchange privilege.
Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one portfolio and purchases of another portfolio; and the Portfolio's purchase and redemption procedures and requirements are applicable to exchanges. An exchange pursuant to this exchange privilege is treated for federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss. See "Purchase of Shares" and "Redemption of Shares."



RETIREMENT PLANS



		The Portfolio has available a form of Individual Retirement Account ("IRA") for investment in Portfolio shares which may be obtained from the Distributor. Self-employed investors may purchase shares of the Portfolio through tax-deductible contributions to existing retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. The Portfolio does not currently act as sponsor to such plans. Portfolio shares are also a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans.



		The minimum initial investment for all such retirement plans is $2,000 ($2,250 for combined spousal IRAs). The minimum for all subsequent investments is $250.



		Under the Internal Revenue Code of 1986, individuals may make wholly or partly tax deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a combined maximum of $2,250 annually to either or both IRA's provided that no more than $2,000 may be contributed to the IRA of either spouse.



		Investors should be aware that they may be subject to penalties or additional tax on contributions or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Internal Revenue Code, and, prior to a withdrawal, shareholders may be required to certify their age and awareness of such restrictions in writing. Persons desiring information concerning investments through IRAs or other retirement plans should write or telephone the Distributor.



DIVIDENDS, DISTRIBUTIONS AND TAXES



		Each dividend and capital gains distribution, if any, declared by the Portfolio on its outstanding shares will, at the election of each shareholder, be paid on the payment date fixed by the Fund's Board of Directors in additional shares of the Portfolio having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such dividend or distribution. An election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Portfolio in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains.



		The following is a general discussion of certain of the Federal income tax consequences of the purchase, ownership and disposition of shares of the Portfolio. The summary is limited to investors who hold the shares as "capital assets" (generally, property held for investment), and to whom special categories of rules do not apply, such as foreign investors and tax-exempt investors. Shareholders should consult their tax advisers in determining the Federal, state, local and any other tax consequences of the purchase, ownership and disposition of shares.



		The Portfolio has elected and intends to qualify each year for the special tax treatment applicable to "regulated investment companies." To qualify as a regulated investment company, the Portfolio must meet certain complex tests concerning its investments and distributions. It is anticipated that the Portfolio will not be subject to Federal income or excise tax.



		Dividends from net investment income and distributions of realized short-term capital gains will be taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, all or a portion of such distributions may be eligible for the dividends-received deduction.
Distributions of long-term capital gains will be taxable to shareholders as long-term capital gain. Dividends and distributions declared by the Portfolio may also be subject to state and local taxes.



		A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems his shares. If the securities held by the Portfolio appreciate in value, purchasers of shares of the Portfolio after the occurrence of such appreciation will acquire such shares subject to the tax obligation that may be incurred in the future when there is a sale of such shares.



		The Federal tax status of each year's distributions will be reported to shareholders and to the Internal Revenue Service.
Distributions may also be subject to state and local taxation and shareholders should consult their own tax advisers in this regard.



CALCULATION OF INVESTMENT PERFORMANCE



		The Portfolio may from time to time include its yield, total return, and average annual total return in advertisements or information furnished to present or prospective shareholders.
The Portfolio may also from time to time include in advertisements the ranking of those performance figures relative to such figures for groups of mutual funds categorized by the Lipper Analytical Services, Wiesenberger Investment Company
Service, Barron's, Business Week, Changing Times, Financial
World, Forbes, Fortune, Money, Personal Investor, Bank Rate
Monitor, and The Wall Street Journal as having the same investment objectives. The Fund may from time to time compare its performance to the performance of the S&P MidCap Index, the S&P 500 Index and other types of investments including, without limitation, long-term government securities, long-term corporate bonds, common stocks of small-cap companies and inflation.



		Average annual total return is a measure of the average annual compounded rate of return of $1,000 invested at the maximum public offering price over a specified period, which assumes that any dividends or capital gains distributions are automatically reinvested in the Portfolio rather than paid to the investor in cash. Total return is calculated with the same assumptions and shows the aggregate return on an investment over a specified period.



		The formula for total return used by the Portfolio includes three steps: (1) adding to the total number of shares purchased by the hypothetical investment in the portfolio of $1,000
(assuming the investment is made at a public offering price that includes the current maximum sales load of 5.75%) all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment and annualizing the result for periods of less than one year.
Total return may be stated with or without giving effect to any expense limitations in effect for the Portfolio.



		The Portfolio computes yield by annualizing net investment income per share for a recent 30-day period and dividing that amount by a Portfolio's share's maximum public offering price
(reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period.
The Portfolio's yield will vary from time to time depending upon market conditions, the composition of the Portfolio and operating expenses of the Portfolio.



		Total return and yield may be stated with or without giving effect to any expense limitations in effect for the Portfolio.

GENERAL INFORMATION



		The Fund was incorporated under the laws of the State of Maryland on May 27, 1992 and it is registered with the Securities and Exchange Commission as a diversified, open-end, management investment company.



		The Fund prepares semi-annual unaudited and annual audited reports which include a list of investment securities held by the Portfolio and which are sent to shareholders.



		As a general matter, the Fund will not hold annual or other meetings of the Portfolio's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors as required by the Act, (b) for approval of the Fund's revised Advisory Contract with respect to a particular class or series of stock, (c) for approval to revisions of the Fund's distribution plan with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than ten percent of all the votes entitled to be cast at such meeting.
The Portfolio's shareholders retain the right to remove directors. Furthermore, the Fund will assist in shareholder communications.



		The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio.
Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, distribution, liquidation and voting rights within the series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund.



		Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Act, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.



		For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's registration statement filed with the Securities and Exchange
Commission, including the exhibits thereto.  The Registration
Statement and the exhibits thereto may be examined at the Commission and copies thereof may be obtained upon payment of certain duplicating fees.



NET ASSET VALUE



		The net asset value of the Portfolio's shares is determined as of the earlier of 4:00 P.M., New York City time, or the close of the NYSE on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except customary business holidays and Good Friday. It is computed by dividing the value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding. Portfolio securities for which market quotations are readily available are valued at market value. All other investment assets of the Portfolio are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value.



CUSTODIAN AND TRANSFER AGENT



		The Star Bank, N.A., Mutual Fund Custody Department, 425 Walnut Street, M.L. 6118, Cincinnati, Ohio 45202, is custodian for the Portfolio's cash and securities, and American Data
Services, 24 West Carver Street, 2nd Floor, Huntington, NY 11743 is transfer agent for the Portfolio's shares. The Portfolio's custodian and transfer agent do not assist in, and are not responsible for, investment decisions involving Portfolio assets.



STANDARD & POOR'S MIDCAP 400 INDEX



		The Fund (the "Licensee") has a licensing agreement with Standard & Poor's, a division of McGraw-Hill, Inc., for the use of the S&P MidCap 400 Index in connection with the Portfolio.
The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of the Portfolio into consideration in determining, composing or calculating the S&P MidCap 400 Index.
S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.



S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

-----------------------------------------------------------------





TABLE OF CONTENTS

                                 			       			    Page

PROSPECTUS SUMMARY  		                            			2

TABLE OF FEES AND EXPENSES  	                     			3

FINANCIAL HIGHLIGHTS                            					4

INVESTMENT OBJECTIVE, POLICIES AND RISKS           		5

INVESTMENT RESTRICTIONS                        					10

MANAGEMENT OF THE FUND 	                        				11

DISTRIBUTION AND SERVICE PLAN 		                  		12

PURCHASE OF SHARES                             					13

REDEMPTION OF SHARES                           					15

EXCHANGE OF SHARES                             					16

RETIREMENT PLANS                               					17

DIVIDENDS, DISTRIBUTIONS AND TAXES               			17

CALCULATION OF INVESTMENT PERFORMANCE 	           		18

GENERAL INFORMATION 	                           				18

NET ASSET VALUE                                					19

CUSTODIAN AND TRANSFER AGENT 		                   		19

STANDARD & POOR'S MIDCAP 400 INDEX               			19

------------------

		NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN
THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH
INFORMATION AND REPRESENTATION MAY NOT BE RELIED UPON AS
AUTHORIZED BY THE FUND, ITS INVESTMENT ADVISOR, DISTRIBUTOR OR
ANY AFFILIATE THEREOF.  THIS PROSPECTUS DOES NOT CONSTITUTE AN
OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE
SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT
IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH STATE.

-----------------------------------------------------------------

-----------------------------------------------------------------


THE APEX



MID CAP



GROWTH



FUND


----------------

PROSPECTUS



----------------


BHIRUD ASSOCIATES, INC.

ADVISOR

DISTRIBUTOR
Tel: 203 977 1521
fax: 203 977 1525





NOVEMBER 30, 1996

-----------------------------------------------------------------

THE APEX MID CAP GROWTH FUND formerly (THE BHIRUD MID CAP GROWTH FUND)


(the "Portfolio")



Soundview Plaza

1266 E. Main Street

Stamford, Connecticut 06902

Telephone (800) 831-9922

_________________________________________________________________





Statement of Additional Information





November 30, 1996





This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Portfolio's prospectus dated November 30, 1996 (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or telephoning the Portfolio at the address or telephone number set forth above.



TABLE OF CONTENTS
INVESTMENT POLICIES   		                     		                 25
DESCRIPTION OF THE PORTFOLIO'S INVESTMENT SECURITIES  	       	 26
INVESTMENT RESTRICTIONS        	  				                          27
DIRECTORS AND OFFICERS             	  		                       	28
ADVISOR                                                     	  	29
CUSTODIAN AND TRANSFER AGENT                                    31
DISTRIBUTION AND SERVICE PLAN                                   32
BROKERAGE AND PORTFOLIO TURNOVER                                33
COUNSEL AND INDEPENDENT AUDITORS      				                      34
PURCHASE AND REDEMPTION OF SHARES                               34
DESCRIPTION OF COMMON STOCK  	   				                           34
PERFORMANCE                                    			              35
NET ASSET VALUE                              			                35
TAX STATUS                                                    		36
STANDARD & POOR'S MIDCAP 400 INDEX                              38
DESCRIPTION OF BOND RATINGS                                     38
INDEPENDENT AUDITORS REPORT                                     40
FINANCIAL STATEMENTS   						                                   41






INVESTMENT POLICIES



		Bhirud Funds, Inc., (the "Fund") is an open-end, diversified, management investment company organized as a Maryland corporation on May 27, 1992, currently consisting of The Apex
Mid Cap Growth Fund portfolio (the "Portfolio").  The
Portfolio's investment objective is to seek to achieve growth of capital by attempting to outperform the Standard & Poor's MidCap
400 Index (the "S&P MidCap Index"). To achieve its objective, the Portfolio expects that, under normal market conditions, at least 80% of its total assets will be invested in a diversified portfolio of common stocks of mid-sized companies (companies with market capitalization ranging from $150 million to $5.5 billion) including common stocks listed on S&P MidCap Index judged by Bhirud Associates, Inc. (the "Advisor") to be the most attractive of such securities. However, under normal market conditions, up to 20% of the Portfolio's total assets may be invested in options, warrants and future contracts, preferred stocks, investment grade debt securities and securities convertible into common or preferred stocks. The Portfolio may also invest temporarily without limitation for defensive purposes in U.S. Government or Government Agency obligations, investment grade corporate bonds, preferred stocks, convertible securities, foreign securities, debt securities and/or short term money market instruments as deemed appropriate by the Advisor when warranted by business or financial conditions.



		The Portfolio has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue
Code. The Fund will be restricted in that, at the close of each quarter of the taxable year, at least 50% of the value of the Portfolio's total assets must be represented by cash, Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Portfolio and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Portfolio's total assets may be invested in securities of one issuer other than Government securities. The limitations described in this paragraph regarding qualifications as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised.



	"Standard & Poor'sR", "S&PR", "S&P MidCap 400 Index" and
"Standard & Poor's MidCap 400 Index" are trademarks of
McGraw-Hill Inc. and have been licensed for use by Bhirud Funds, Inc. The Portfolio is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Portfolio.


DESCRIPTION OF THE PORTFOLIO'S INVESTMENT SECURITIES



		The material relating to the risk factors pertaining to the securities invested in by the Portfolio set forth in the Prospectus is herein incorporated by reference. The following discussion is additional disclosure that supplements the Prospectus.



Common Stocks



		Investing in the common stocks of mid-sized companies generally entails greater risk and volatility than investing in large, well-established companies. However, mid-sized companies seem to offer unique competitive advantages because, unlike companies listed on the Standard & Poor's Fortune 500 Index, these companies are still in the developmental stages of their life cycle and are expected to offer the potential for more rapid growth and for capital appreciation because of their higher growth rates. In addition, in comparison with smaller companies, mid-sized companies tend to have more diversified products, markets, and better financial resources. Furthermore, mid-sized companies have a more defined organizational structure and a plan for management succession. Finally, the common stocks of such companies are less actively followed by securities analysts and may, therefore, be undervalued by investors.



Investments in Warrants and Rights



		Warrants basically are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.



Convertible Securities



		The Portfolio may, as an interim alternative to investment in common stocks, purchase investment grade convertible debt securities having a rating of, or equivalent to, at least "BBB" by Standard & Poor's Corporation ("S&P") or, if unrated, judged by the Advisor to be of comparable quality. Securities rated less than "A" by S&P may have speculative characteristics.
Although lower rated bonds generally have higher yields, they are more speculative and subject to a greater risk of default with respect to the issuer's capacity to pay interest and repay principal than are higher rated debt securities.



		In selecting convertible securities for the Portfolio, the Advisor relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Portfolio will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Advisor, the risk of default is outweighed by the potential for capital appreciation.



		The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Advisor has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Advisor will attempt to avoid exposing the Portfolio to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.



Investments in Small, Unseasoned Companies



		The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained.





Corporate Reorganizations



		The Portfolio may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Advisor, there is reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Portfolio.



		In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal.
However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Advisor which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offerer as well as the dynamics of the business climate when the offer or proposal is in process.



		In making such investments, the Portfolio will not violate any of its diversification requirements or investment restrictions
(see below, "Investment Restrictions") including the requirement that, except for the investment of up to 25% of its total assets in any one company or industry, not more than 5% of its total assets may be invested in the securities of any one issuer.
Since such investments are ordinarily short term in nature, they will tend to increase the turnover ratio of the Portfolio thereby increasing its brokerage and other transaction expenses as well as make it more difficult for the Portfolio to meet the tests for favorable tax treatment as a "Regulated Investment
Company" specified by the Internal Revenue Code (see the
Prospectus, "Dividends, Distributions and Taxes"). The Advisor intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments as well as monitor the effect of such investments on the tax qualification tests of the Internal Revenue Code.



Repurchase Agreements



		The Portfolio may engage in repurchase agreements as set forth in the Prospectus. A repurchase agreement is an instrument under which the purchaser (i.e., the Portfolio) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments.
 The Portfolio will require that the value of such underlying securities, together with any other collateral held by the Portfolio, always equals or exceeds the amount of the repurchase obligations of the vendor. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of such repurchase agreement will always be less than one year. The Portfolio's risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes bankrupt, the Portfolio might be delayed in selling the collateral. Under the Investment Company Act of 1940, repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Portfolio will not enter into repurchase agreements of a duration of more than seven days if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 15% of the total net assets would be so invested.



INVESTMENT RESTRICTIONS



		The Portfolio has adopted the following investment restrictions which may not be changed without the approval of the Portfolio's shareholders. Under such restrictions, the Portfolio may not:



1.	Invest more than 15% of the market value of the Portfolio's
total assets in illiquid investments including repurchase agreements maturing in more than seven days;



2.	Invest more than 25% of the value of its total assets in any particular industry;



3.	Purchase securities on margin or borrow money, except (a)
from banks for extraordinary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in the aggregate do not exceed an amount equal to one-third of the value of the total assets of the Portfolio less its liabilities (not including the amount borrowed) at the time of the borrowing, and further provided that 300% asset coverage is maintained at all times;



 4.	Lend portfolio securities of value exceeding in the
aggregate one-third of the market value of the Portfolio's total assets less liabilities other than obligations created by these transactions;



 5.	Mortgage, pledge or hypothecate any assets except that a
Portfolio may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph 3 above. However, although not a fundamental policy of the Fund, as a matter of operating policy in order to comply with certain state statutes, no Portfolio will pledge its assets in excess of an amount equal to 10% of total assets;



 6.	Invest in securities of other investment companies, except
(i) the Portfolio may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Portfolio and then only up to 5% of the Portfolio's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets or (ii) as permitted by
Section 12(d) of the Investment Company Act of 1940;



 7.	Act as an underwriter of securities of other issuers, except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security;



 8.	Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;



9.	Purchase securities while borrowings exceed 5% of its total
assets;



10.	Purchase or acquire commodities or commodity contracts;



11.	Issue senior securities, except insofar as the Portfolio may be deemed to have issued a senior security in connection with any permitted borrowing;



12.	Participate on a joint, or a joint and several, basis in any securities trading account; or



13.	Invest in companies for the purpose of exercising control.



		If a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Portfolio's investment securities will not be considered a violation of the Portfolio's restrictions.

DIRECTORS AND OFFICERS



		The Directors and principal officers of the Fund, and their principal occupations for the past five years, are listed below.
 Directors deemed to be "interested persons" of the Fund for purposes of the Investment Company Act of 1940 (the "Act") are indicated by an asterisk.



Name, age, position(s) with Fund and address /
Principal occupations during past five years

Suresh L. Bhirud*, (47) Director, Chairman of the Board and
Treasurer Soundview Plaza 1266 E. Main Street Stamford,
Connecticut 06902

		President of Bhirud Associates, Inc.,
Stamford, CT, from 1991 to date; Senior Vice President, Chief Investment Strategist, Chairman of the Investment Policy Committee of Dean Witter Reynolds, Inc., New York, NY from 1990-91; Managing Director, Chief Investment Strategist, Chairman of the Investment Policy Committee of Oppenheimer & Co., New York, NY, from 1987-90; Chief Investment Strategist (1982-87) and various positions involving quantitative market analysis (1972-81) of The First Boston Corporation, New York, NY, from 1972-87.

Michael Smith*, (41) Managing Director of Corporate Finance 1895
Mt. Hope Avenue Rochester, NY  14620

		General Counsel for H. J.
Meyers & Co., Inc., from 1991 to date; Associate with the law firm of Harter, Secrest & Emery of Rochester, New York, from
1987-91; Senior Trial Counsel with the Securities Exchange
Commission, Office of General Counsel from 1984-87.

Alexander Norman Crowder, III, (60) Director 6 Canoe Trail
Darien, CT  06820

		Management Consultant, from 1991 to date;
Chairman and Chief Executive Officer of Alexander & Alexander
Consulting Group (1991); Managing Principal and Director of
Tillinghast (TFwer  Perrin) from 1986-91.

Timothy M. Fenton, (52) Director 46 Norton Avenue Darien, CT
06620

		Partner of Fenton & Zalenetz, a direct marketing consulting firm, from 1990 to date; President of Bozell Direct
Response, a division of Bozell Worldwide, Inc. from 1987-90.

M. John Sterba, Jr., (53) Director Investment Management
Advisors, Inc. 156 Fifth Avenue New York, NY  10010

		Chairman of
Investment Management Advisors, Inc. from 1991 to date; Of
Counsel to Taub & Fasciana, P.C.; Principal of Venture Capital
Associates from 1988 to date; Vice President of Bank of America from 1987-88.


		For the fiscal year ended July 31,1996, the Portfolio paid a total of $12,000 in Directors' fees. Each disinterested
Director is paid $2000 per year as a retainer fee and a $500 allowance for attending each board meeting.



		As of October 31, 1996, the Directors and officers of the Fund, as a group, owned less than 2% of the issued and outstanding shares of the Portfolio.



ADVISOR



		The Advisor to the Portfolio is Bhirud Associates, Inc., a New York corporation with principal offices located at Soundview
Plaza, 1266 E. Main Street, Stamford, Connecticut 06902. In addition to serving the Portfolio as Advisor, as of October
31,1996, the Advisor served as an investment advisor to individual accounts having a total value of approximately $3.5 million. The Fund is the only investment company advisory client of the Advisor.



		Suresh L. Bhirud, an officer, director and sole shareholder of the Advisor is deemed to be a "controlling person" of the Advisor. Consequently, Mr. Bhirud, as an officer and director of the Fund, is an affiliated person of both the Advisor and the Fund.



		Pursuant to the Advisory Contract for the Portfolio, the Advisor manages the portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. In addition, the Advisor provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Advisor or its affiliates.



		The Advisor also provides the Fund with supervisory personnel who are responsible for supervising the performance of the Portfolio's administrator. The administrator will provide personnel who will be responsible for performing the operational components of such supervisory services and who may be employees of the Advisor, of its affiliates or of other organizations.



		The continuance of the Advisory Contract was approved by vote of a majority of directors, including a majority of directors who are not interested persons (as defined in the Act) of the Fund or Advisor, at the Board of Directors meeting held July 24, 1996. The Advisory Contract has a term which extends to July
31, 1997, and may be continued in force thereafter for successive twelve-month periods beginning each August 1, provided that such continuance is specifically approved annually by majority vote of the Portfolio's outstanding voting securities or by the Fund's Board of Directors, and in either case by a majority of the directors who are not parties to the Advisory Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.



		The Advisory Contract is terminable without penalty by the Portfolio on sixty days' written notice when authorized either by majority vote of the outstanding voting shares of the Portfolio or by a vote of a majority of the Fund's Board of Directors, or by the Advisor on sixty days' written notice, and will automatically terminate in the event of an assignment. The
Advisory Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or of reckless disregard of its obligations thereunder, the Advisor shall not be liable for any action or failure to act in accordance with its duties thereunder.



		The Portfolio has, under the Advisory Contract, confirmed its obligation for payment of all its other expenses, including without limitation: fees payable to the Advisor, administrator, custodian, transfer agent and dividend agent; brokerage and commission expenses; foreign, federal, state or local taxes, including issuance and transfer taxes incurred by or levied on it; commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; interest charges on borrowings; telecommunications expenses; recurring and non-recurring legal, accounting and recordkeeping expenses;
costs of organizing and maintaining the Fund's existence as a corporation; compensation, including directors' fees, of any directors, officers or employees who are not also officers of the Advisor or its affiliates and costs of other personnel providing administrative and clerical services; costs of stockholders' services and costs of stockholders' reports, proxy solicitations, and corporate meetings; fees and expenses of registering its shares under the appropriate Federal securities laws and of qualifying its shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and expenses of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts.
 The Distributor pays the promotional and advertising expenses related to the distribution of the Portfolio's shares and for the printing of all Portfolio prospectuses used in connection with the distribution and sale of Portfolio shares. The
Portfolio also reimburses the Advisor for all of the Portfolio's operating costs, including rent, depreciation of equipment and facilities, interest and amortization of loans financing equipment used by the Portfolio and all the expenses incurred to conduct the Portfolio's affairs. The amounts of such reimbursements must be agreed upon between the Portfolio and the Advisor. The Advisor at its discretion may voluntarily waive all or a portion of the advisory fee and the operating expense reimbursement.



		The Fund may from time to time hire its own employees or contract to have management services performed by third parties, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described below under "Distribution and Service Plan".



		For its services under the Advisory Contract, the Advisor receives from the Fund an advisory fee, computed daily and payable monthly, in accordance with the following schedule: (i)
1.0% of the first $250 million of the average net assets of the Portfolio; (ii) .75% of the average net assets of the Portfolio between $250 million and $500 million; and (iii) .65% of the average net assets of the Portfolio over $500 million.



		Any portion of the total fees received by the Advisor may be used by the Advisor to provide distribution, shareholder and administrative services. (See "Distribution and Service Plan" below.) The Advisor may irrevocably waive its rights to any portion of the advisory fees and may use any portion of the advisory fee for distribution purposes including defraying the costs of performing shareholder servicing functions on behalf of the Portfolio, compensating others, including banks, broker-dealers and other organizations whose customers or clients are shareholders of the Portfolio for providing assistance in distributing the Portfolio's shares and defraying the costs of shareholder servicing and other promotional activities. See "Distribution and Service Plan." For the period of commencement of operations (November 4, 1992) through July 31, 1993, the Advisor was entitled to and voluntarily, permanently and irrevocably waived all advisory fees of $20,366.
  For the fiscal year ended July 31, 1994, the Advisor was entitled to $90,633 in advisory fees, however, the Advisor voluntarily, permanently and irrevocably waived advisory fees of $62,620 and, therefore, it received $28,013 in advisory fees for the year ended July 31, 1994. For the fiscal year ended July 31, 1995, the Advisor was entitled to $76,942 in advisory fees, however, the Advisor voluntarily, permanently and irrevocably waived advisory fees of $15,682 and, therefore, it received
$61,260 in advisory fees for the year ended July 31, 1995. For the fiscal year ended July 31, 1996, the Advisor was entitled to $39,604 in advisory fees, however, the Advisor voluntarily, permanently and irrevocably waived all advisory fees of $39,604 and, therefore, it did not receive any advisory fees for the year ended July 31, 1996. There can be no assurance that such fees will be waived in the future.



		Effective November 1, 1994, pursuant to an administrative services agreement (the "Administrative Services Agreement") with the Portfolio, the Advisor provides all management and administrative services reasonably necessary for the Portfolio, other than those provided by the Advisor under the Advisory
Contract, subject to the supervision of the Fund's Board of Directors. Because of the services rendered the Portfolio by the Advisor, the Fund itself may not require any employees other than its officers, none of whom receive compensation from the Fund.



		Under the Administrative Services Agreement with the Portfolio, the Advisor provides all administrative services including, without limitation: (i) provides services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Portfolio's Custodian and Advisor; (ii) oversees the performance of administrative and professional services to the Portfolio by others, including the Portfolio's Custodian; (iii) prepares, but does not pay for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, prepares the Fund's tax returns, and prepares reports to the Portfolio's shareholders and the Securities and Exchange
Commission; (iv) prepares in conjunction with Fund counsel, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or the Portfolio's shares under such laws; (v) prepares notices and agendas for meetings of the Fund's Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; (vi) monitors daily and periodic compliance with respect to al requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus; and (vii) monitors and evaluates daily income and expense accruals, and sales and redemptions of shares of the Portfolios.



		For the services rendered to the Portfolio by the Advisor under the Administrative Services Agreement, the Portfolio pays the Advisor an administrative fee (the "Administration Fee"), computed daily and payable monthly, equal, on an annual basis, to .20% of the Portfolio's average daily net assets.



		The Administrative Services Agreement with the Advisor contains the same terms and conditions as those which governed the predecessor administrator under the previous Administrative
Services Agreement except that (i) the accounting related and transfer agent services provided by the predecessor administrator under the previous Administrative Services
Agreement are now being provided by The Provident Bank under separate agreements, (ii) the dates of execution and termination and (iii) the identity of the administrator.



		The Portfolio paid Administration Fees to the predecessor administrator in the amounts of $4,066, $18,268 and 16,716 for the fiscal years ended July 31, 1993 (from commencement of operations on November 4, 1992), July 31, 1994, and July 31,
1995 respectively. For the fiscal year ended July 31, 1996 the Administrator was entitled to $7,141 in administrative fee, however, the Administrator voluntarily, permanently and irrevocably waived all administrative fees of $7,141 and, therefore, it did not receive any advisory fees for the year ended July 31, 1996.



		The Administrative Services Agreement is terminable at any time, without the payment of any penalty, by a vote of the majority of the Portfolio's shareholders, by the Fund on behalf of the Portfolio or the Advisor on sixty days' written notice and automatically in the event of an "assignment" as defined by the 1940 Act. The Administrative Services Agreement shall remain in effect for the same periods as the Advisory Contract subject to annual approval by the Fund's Board of Directors.
The Administrative Services Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations thereunder, the Advisor shall not be liable for any action or failure to act in accordance with its duties thereunder.



CUSTODIAN AND TRANSFER AGENT



		The Star Bank, N.A., Mutual Fund Custody Department, 425 Walnut Street, M.L. 6118, Cincinnati, Ohio 45202, is custodian for the Portfolio's cash and securities, and American Data
Services, 24 West Carver Street, 2nd Floor, Huntington, NY 11743 is transfer agent for the Portfolio's shares. Pursuant to a custody agreement with the Portfolio, The Star Bank, N.A. is responsible for safekeeping the Portfolio's securities and cash and maintaining the books and records related to such duties.
Subject to the supervision of the Advisor, Star Bank, N.A. also maintains the portfolio transaction records and American Data
Services, maintains Portfolio's accounting records.



DISTRIBUTION AND SERVICE PLAN



		The Fund has adopted a Distribution and Service Plan (the "Plan"), pursuant to Rule 12b-1 under the Act (the "Rule") for the Portfolio. The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that the Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of .30% per annum of the Portfolio's average daily net assets. Pursuant to the Plan, the Fund and Bhirud Associates, Inc. (the "Distributor") have entered into a Shareholder
Servicing Agreement under which the Portfolio will pay the Distributor a Shareholder Servicing Fee at the annual rate of
 .25% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of (i) providing personal shareholder servicing and for maintenance of shareholder accounts and (ii) for payments to participating organizations, with which it has written agreements, with respect to servicing their clients or customers who are shareholders of the Portfolio (each a "Participating
Organization").



		The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor in carrying out its obligations under the Shareholder Servicing
Agreement, and (ii) preparing, printing and delivering the Portfolio's prospectus to existing shareholders of the Portfolio and preparing and printing subscription application forms for shareholder accounts. The expenses enumerated in this paragraph shall not exceed an amount equal to .05% per annum of the Portfolio's average daily net assets.



		The Plan and the Advisory Contract provide that the Advisor may make payments from time to time from the advisory fee and past profits for the following purposes: to pay promotional and administrative expenses in connection with the offer and sale of the shares of the Portfolio, including payments to Participating
Organizations for performing shareholder servicing and related administrative functions and for providing assistance in distributing the Portfolio's shares. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Advisor or Distributor for any fiscal year under the Advisory
Contract or the Shareholder Servicing Agreement in effect for that year. The Portfolio incurred and paid fees and expenses totaling $4,805, $21,517, $19,773 and $9,276 for the fiscal years ended July 31, 1993, 1994, 1995 and 1996 respectively, pursuant to the Plan.



		The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Fund management's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Distributor for providing such services.
However, this is an unsettled area of the law and if a determination contrary to the Fund management's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Distributor, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be reregistered in the name of the customers at no cost to the Portfolio or its shareholders. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.



		In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating
Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.



		The Plan provides that it may continue in effect for successive annual periods provided it is approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The continuance of the Plan until July 31, 1997 was approved by a majority of the directors at a Board of Directors meeting held July 24, 1996.
The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and that all material amendments must be approved by a majority of the Board of Directors, including those who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Portfolio or the shareholders.



		The Advisor has agreed to reimburse the Portfolio for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Portfolio's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Portfolio's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. From time to time, the Advisor and the Distributor may voluntarily assume certain expenses of the Portfolio. This would have the effect of lowering the overall expense ratio of that Portfolio and of increasing yield to investors in that Portfolio.



BROKERAGE AND PORTFOLIO TURNOVER



Brokerage



		The Advisor makes the Fund's portfolio investment decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Advisor or portfolio transactions may be effected by the Advisor. Neither the Fund nor the Advisor has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Advisor for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Advisor and, therefore, may have the effect of reducing the expenses of the Advisor in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Advisor probably does not reduce the overall expenses of the Advisor to any material extent. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Advisor may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.



		The investment information provided to the Advisor is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Advisor's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Advisor in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Advisor determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker. The Advisor may consider the sale of shares of the Portfolio by brokers including the Distributor as a factor in its selection of brokers of Portfolio transactions.



		The Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases the Fund will attempt to negotiate best execution.



		The Distributor may from time to time effect transactions in the Fund's portfolio securities. In such instances, the placement of orders with the Distributor would be consistent with the Fund's objective of obtaining best execution. With respect to orders placed with the Distributor for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the Investment Company Act of 1940 and
Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund) to receive brokerage commissions from such registered investment company provided that such commissions are reasonable and fair compared to commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. In addition, pursuant to Section
11(a) of the Securities Exchange Act of 1934, the Distributor is restricted as to the nature and extent of the brokerage services it may perform for the Fund. The Securities and Exchange
Commission has adopted rules under Section 11(a) which permit a distributor to a registered investment company to receive compensation for effecting, on a national securities exchange, transactions in portfolio securities of such investment company, including causing such transactions to be transmitted, executed, cleared and settled and arranging for unaffiliated brokers to execute such transactions. To the extent permitted by such rules, the Distributor may receive compensation relating to transactions in portfolio securities of the Fund provided that the Fund enters into a written agreement, as required by such rules, with the Distributor authorizing it to retain compensation for such services. Transactions in portfolio securities placed with the Distributor which are executed on a national securities exchange must be effected in accordance with procedures adopted by the Board of Directors of the Fund pursuant to Rule 17e-1.



		Bhirud Associates, Inc. and H. J. Meyers & Co., Inc. are each affiliated persons of the Fund, and were paid by the Portfolio
$340 and $ 0, respectively, in brokerage commissions for the fiscal year ended July 31, 1996 in conformity with Section
17(e)(2)(A) of the Investment Company Act and Rule 17e-1 thereunder. The percentage of the Portfolio's aggregate brokerage commissions paid to Bhirud Associates, Inc. and H. J.
Meyers & Co., Inc. for the fiscal year ended July 31, 1996 was
0.67%. The percentage of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Bhirud Associates, Inc. and H. J. Meyers & Co.,
Inc. for the fiscal year ended July 31, 1996 was 0.35%.



Portfolio Turnover



		The Portfolio's average annual portfolio turnover rate, i.e., the ratio of the lesser of sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less) is high. Purchases and sales are made for the Portfolio whenever necessary in the Advisor's opinion, to meet the Portfolio's objective. In order to qualify as a regulated investment company, less than 30% of the Portfolio's gross income (including tax exempt income) must be derived from the sale or other disposition of stock, securities or certain investments held for less than three months. Although increased Portfolio turnover may increase the likelihood of additional capital gains for the Portfolio, the Portfolio expects to satisfy the 30% income test. The Portfolio turnover rate was 164%, 276%, 225% and 321% for the fiscal years ended July 31, 1993, July 31, 1994, July 31, 1995 and July 31,
1996 respectively. The variance in the Portfolio turnover rate is not abnormal for an equity portfolio; it is normal for an equity portfolio to have a turnover rate ranging from 100% to 300% depending on market conditions.



COUNSEL AND INDEPENDENT AUDITORS



		Legal matters for the Fund are passed upon by Battle Fowler LLP, Park Avenue Tower, 75 East 55th Street, New York, New York
10022.



		Effective July 24, 1996, Van Buren & Hauke, LLC , 63 Wall Street, Suite 2501, New York, NY 10005 have been selected as independent auditors for the Portfolio.



PURCHASE AND REDEMPTION OF SHARES



		The material relating to the purchase and redemption of shares in the Prospectus is herein incorporated by reference.



DESCRIPTION OF COMMON STOCK



		The authorized capital stock of the Fund, which was incorporated on May 27, 1992 in Maryland, consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series.
Each share of any series of shares when issued has equal dividend, distribution, liquidation and voting rights within the series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder.



		As of October 31, 1996, no persons owned 5% or more of the outstanding shares of the Portfolio.



		Under its Articles of Incorporation the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

		The shares of the Portfolio have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor, the Fund will not issue certificates evidencing Fund shares.



		As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors as required by the Act, (b) for approval of the Fund's revised Advisory Contract with respect to a particular class or series of stock, (c) for approval of revisions of the Fund's distribution plan with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than ten percent of all the votes entitled to be cast at such meeting.
Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Act, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or re-election of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.



PERFORMANCE



		From time to time the Fund may distribute sales literature or publish advertisements containing "total return" quotations for the Portfolio. Such sales literature or advertisements will disclose the Portfolio's average annual compounded total return for the Portfolio's last one year and five year period, if applicable, and the period since the Portfolio's inception, and may include total return information for other periods. The
Portfolio's total return for each period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rates of return over the period that would equate an assumed initial amount invested (less the maximum sales load) to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when received.



		The Portfolio's total return for the twelve-month period ended July 31,1996 was (26.05)%. The Portfolio's annualized total return for the period of November 4,1992 (commencement of operations) to July 31,1996 was (5.9)%.



		The Portfolio's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Portfolio and the Portfolio's expenses. The total return information is useful in reviewing the Portfolio's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Portfolio is not fixed and will fluctuate in response to prevailing market conditions.



NET ASSET VALUE



		For purposes of determining the Portfolio's net asset value per share, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated
Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.



		Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Director deems appropriate to reflect their fair value.



		United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Director. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors designed to reflect in good faith the fair value of such securities.



		As indicated in the Prospectus, the net asset value per share of the Portfolio's shares will be determined as of the close of the regular trading session of the New York Stock Exchange on each day that the New York Stock Exchange is open for trading.
That Exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence
Day, Labor Day, Thanksgiving Day, and Christmas Day. However, that Exchange may close on days not included in that announcement.



TAX STATUS



		The following is a general discussion of certain of the Federal income tax consequences of the purchase, ownership and disposition of shares of the Portfolio (the "Shares") and holders of the Shares (the "Shareholders"). The summary is limited to investors who hold the Shares as "capital assets"
(generally, property held for investment) within the meaning of
Section 1221 of the Internal Revenue Code of 1986, as amended
(the "Code"). Shareholders should consult their tax advisers in determining the Federal, state, local and any other tax consequences of the purchase, ownership and disposition of Shares.



		The Portfolio intends to qualify for and has elected the special tax treatment applicable to "regulated investment companies" under Sections 851-855 of the Code. The Portfolio for the fiscal year ended July 31, 1996 qualified for special treatment applicable to "regulated investment companies." If the Portfolio qualifies as a "regulated investment company" and distributes to Shareholders 90% or more of its investment company taxable income (without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to Federal income tax on the portion of its investment company taxable income (including any net capital gain) it distributes to Shareholders in a timely manner. In addition, to the extent the Portfolio distributes to Shareholders in a timely manner at least 98% of its taxable income (including any net capital gain) it will not be subject to the 4% excise tax on certain undistributed income of a regulated investment company. In order to maintain its status as a regulated investment company, the Portfolio must derive less than 30% of its gross income from the sale or other disposition of securities held less than three months. It is anticipated that the Portfolio will not be subject to Federal income tax or the excise tax. Distribution of the Portfolio's investment company taxable income (including any net capital gain) shall occur in a timely manner. Although all or a portion of the Portfolio's taxable income (including any net capital gain) for a calendar year may be distributed shortly after the end of the calendar year, such a distribution will be treated for Federal income tax purposes as having been received by Shareholders during the calendar year.



		The Portfolio intends to qualify as a publicly offered regulated investment company and as such will not be subject to the 2% limitation on itemized expense deductions. Additionally,
Section 68 of the Code, which limits the amount of allowable itemized deductions of individuals with an adjusted gross income in excess of specified amounts, does not appear to apply to indirect deductions incurred by a pass through entity, such as a regulated investment company. However, regulations may be promulgated in the future that could alter this result.



		Distributions to Shareholders of the Portfolio's taxable income (other than its net capital gain) for a year will be taxable as ordinary income to Shareholders. To the extent that distributions to a Shareholder in any year are not taxable as ordinary income, they will be treated as a return of capital and will reduce the Shareholder's basis in his Shares and, to the extent that they exceed his basis, will be treated as a gain from the sale of his Shares as discussed below. It is anticipated that substantially all of the distributions of the Portfolio's taxable income (other than net capital gain distributions) will be taxable as ordinary income to Shareholders.



		Distributions of the Portfolio's net capital gain (designated as capital gain dividends by the Portfolio) will be taxable to Shareholders as long-term capital gain, regardless of the length of time the Shares have been held by a Shareholder. A
Shareholder may recognize a taxable gain or loss if the Shareholder sells or redeems his Shares. Any gain or loss arising from (or treated as arising from) the sale or redemption of Shares will be a capital gain or loss, except in the case of a dealer in securities. The excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. To the extent that a capital gain dividend with respect to the Shares is afforded long-term capital gain treatment, a Shareholder who realizes a capital loss upon the sale of such Shares that were owned for six months or less must treat the loss as long-term. The deduction of capital losses is subject to limitations. If the securities appreciate in value, purchasers of Shares after the occurrence of such appreciation will acquire their Shares subject to the tax obligation that may be incurred in the future when there is a sale of such Shares.
If a Shareholder incurs a load charge in acquiring a Share and a reinvestment right and disposes of the Share within 90 days and subsequently acquires an interest in a regulated investment company for no load charge, any loss recognized on the first disposition will be disallowed to the extent of the load charge.



		A distribution of cash to a Shareholder upon liquidation will be a taxable event to such Shareholder, and that Shareholder will recognize taxable gain or loss (equal to the difference between such Shareholder's tax basis in his Shares and the cash received), which will be capital gain or loss except in the case of a dealer in securities.



		Distributions that are taxable as ordinary income to Shareholders will constitute dividends for Federal income tax purposes. Corporate Shareholders (other than corporations such as "S" corporations that are not eligible for such deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) will be eligible for the dividends-received deduction for corporations only to the extent that such dividends are received from domestic issuers by the Portfolio with respect to stock held by the Portfolio for more than 45 days and only if the Shareholder has held his Shares for more than 45 days. The dividends-received deduction is currently 70%. However, Congress from time to time considers proposals to reduce the rate, and enactment of such a proposal would adversely affect the after-tax return to investors who can take advantage of the deduction. Shareholders are urged to consult their own tax advisers. Sections 246 and 246A of the Code contain limitations on the eligibility of dividends for the corporate dividends-received deduction (in addition to the limitations discussed above). Depending upon the corporate Shareholder's circumstances (including whether it has a more than 45-day holding period for its Shares and whether its Shares are debt financed), these limitations may be applicable to dividends received by a corporate Shareholder from the Portfolio that would otherwise qualify for the dividends-received deduction under the principles discussed above. Accordingly, Shareholders should consult their own tax advisers in this regard. A corporate Shareholder should be aware that the receipt of dividend income for which the dividends-received deduction is available may give rise to an alternative minimum tax liability (or increase an existing liability) because the dividend income will be included in the corporation's "adjusted current earnings" for purposes of the adjustment to alternative minimum taxable income required by Section 56(g) of the Code. Dividends received by the Portfolio from foreign issuers will in most cases be subject to foreign withholding taxes. The
Portfolio expects that it will not qualify to make an election that will enable Shareholders to credit foreign withholding taxes against their Federal income tax liability on distributions by the Portfolio.



		The Federal tax status of each year's distributions will be reported to Shareholders and to the Internal Revenue Service.
The foregoing discussion relates only to the Federal income tax status of the Portfolio and to the tax treatment of distributions by the Portfolio to U.S. Shareholders.
Shareholders who are not United States citizens or residents should be aware that distributions from the Portfolio will generally be subject to a withholding tax of 30%, or a lower treaty rate, and should consult their own tax advisers to determine whether an investment in the Portfolio is appropriate.
 Distributions may also be subject to state and local taxation and Shareholders should consult their own tax advisers in this regard.



		Entities that generally qualify for an exemption from Federal income tax, such as many pension trusts, are nevertheless taxed under Section 511 of the Code on "unrelated business taxable income." Unrelated business taxable income is income from a trade or business regularly carried on by the tax-exempt entity that is unrelated to the entity's exempt purpose. Unrelated business taxable income generally does not include dividend or interest income or gain from the sale of investment property, unless such income is derived from property that is debt-financed or is dealer property. A tax-exempt entity's dividend income from the Portfolio and gain from the sale of Shares in the Portfolio or the Portfolio's sale of securities is not expected to constitute unrelated business taxable income to such tax-exempt entity unless the acquisition of the Share itself is debt-financed or constitutes dealer property in the hands of the tax-exempt entity.



		Before investing in the Portfolio, the trustee or investment manager of an employee benefit plan (e.g., a pension or profit sharing retirement plan) should consider among other things (a) whether the investment is prudent under the Employee Retirement
Income Security Act of 1974 ("ERISA"), taking into account the needs of the plan and all of the facts and circumstances of the investment in the Portfolio; (b) whether the investment satisfies the diversification requirement of Section
404(a)(1)(C) of ERISA; and (c) whether the assets of the Portfolio are deemed "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets."



		Prospective tax-exempt investors are urged to consult their own tax advisers prior to investing in the Portfolio.



STANDARD & POOR'S MIDCAP 400 INDEX



		The Fund (the "Licensee") has a licensing agreement with Standard & Poor's, a division of McGraw-Hill, Inc., for the use of the S&P MidCap 400 Index in connection with the Portfolio.
The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of the Portfolio into consideration in determining, composing or calculating the S&P MidCap 400 Index.
S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.



         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



DESCRIPTION OF BOND RATINGS



Moody's Investor Service, Inc. ("Moody's")



		Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



		Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.



		A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



		Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

		Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.
Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



		B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



		Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



		Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



		C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



		Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.



		Should no rating be assigned, the reason may be one of the following:

		1.  An application for rating was not received or accepted.

		2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

		3. There is a lack of essential data pertaining to the issue or issuer.

		4. The issue was privately placed, in which case the rating is not published in Moody's publications.



		Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

		Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1 and B-1.



Standard & Poor's Corporation ("Standard & Poor's")



		AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.



		AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.



		A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.



		BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.



		BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation.
While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.



		C1: The rating C1 is reserved for income bonds on which no interest is being paid.



		D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.



		Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



		NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

INDEPENDENT AUDITOR'S REPORT







To

The Shareholders and Board of Directors

Bhirud Funds, Inc.





	We have audited the accompanying statement of assets and liabilities of the Bhirud Mid Cap Growth Fund (a portfolio of Bhirud Funds Inc.), including the portfolio of investments, as of July 31, 1996, and the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights of the Bhirud Mid Cap Growth Fund (a portfolio of Bhirud Funds Inc.) as of July 31, 1995 and 1994, and for the years ended, were audited by other auditors whose reports dated August 31, 1995 and September 7, 1994, respectively, expressed unqualified opinions on those financial statements and financial highlights.



	We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a text basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Apex Mid Cap Growth
Fund at July 31, 1996, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.





By:/s/Van Buren & Hauke, LLC

Van Buren & Hauke, LLC

63 Wall Street, Suite 2501

New York, NY 10005

September 16, 1996



  	      THE BHIRUD MID CAP GROWTH FUND

 	SCHEDULE OF INVESTMENTS REPORT DATE 	 	31-Jul-96

Ticker 	CO.  NAME 	             Shares 	  % MV 	Cost    	Market
                                                Value    Value

  	AGOURON PHARMACEUTICALS INC * 	1,000 	  	     40,750  31,000

  	NOVEN PHARMACEUTICALS INC * 	  2,000 	  	     36,120 	23,250

TOTAL 	PHARMACEUTICALS 	  	                2.92 	76,870 	54,250



  	GENOME THERAPEUTICS CORP * 	    2,000 	  	    22,620 	13,500

TOTAL 	IN VITRO, IN VIVO DIAGNOSTICS 	  	  0.73 	22,620 	13,500



  	IMMUNE RESPONSE CORP DEL * 	    3,000 	  	    25,838 	22,875

  	IDEC PHARMACEUTICALS CORP * 	   1,000 	  	    25,000 	15,500

  	SOMATOGEN INC * 	               1,000 	  	    22,820 	12,000

TOTAL 	BIOLOGICAL PDS, EX DIAGNSTICS 	  	  2.72 	73,658 	50,375



  	EROX CORP * 	                   5,000 	  	    25,490 	39,375

TOTAL 	PERFUME,COSMETIC,TOI 	  	           2.12 	25,490 	39,375



  	DIALOGIC CORP * 	                 500 	  	    26,838 	13,125

TOTAL 	ELECTRONIC COMPUTERS 	  	           0.71 	26,838 	13,125



  	TELEVIDEO SYS INC * 	           10,000 	  	   12,050 	4,687

TOTAL 	COMPUTER TERMINALS 	  	             0.25 	12,050 	4,687


  	MICROTOUCH SYS INC * 	           1,000 	  	   21,029 	15,750
  	INFORMATION RES ENGR INC * 	     3,000 	  	   60,690 	42,750
  	STB SYS INC * 	                  1,000 	  	   15,000 	13,500
  	MICRON ELECTRONICS INC * 	       3,000 	  	   54,253 	37,875

TOTAL 	COMPUTER PERIPHERAL 	  	           5.92 	150,971 	109,875



  	ZENITH ELECTRS CORP * 	          6,000 	  	  106,170 	53,250

TOTAL 	HOUSEHOLD AUDIO & VI 	  	          2.87 	106,170 	53,250



  	P-COM INC * 	                    1,000 	  	   31,250 	24,000
  	QUALCOMM INC * 	                 2,000 	  	  101,750 	86,750
  	DATA BROADCASTING CORP * 	       2,000 	  	   28,500 	15,250
TOTAL 	RADIO,TV BROADCAST, 	  	           6.79 	1615500 	126,000



  	AML COMMUNICATIONS INC * 	       1,500 	  	   34,070 	21,938
TOTAL 	COMMUNICATIONS EQUIP 	  	           1.18 	34,070 	21,938



  	LEVEL ONE COMMUNICATIONS INC * 	 2,000 	  	   52,375 	33,500

TOTAL 	PRINTED CIRCUIT BOAR 	  	           1.81 	52,375 	33,500



  	OAK TECHNOLOGY INC * 	           1,000 	  	   22,000 	6,500
  	RAMTRON INTL CORP * 	            3,000 	  	   33,000 	17,250
  	S3 INC * 	                       2,000 	  	   30,250 	26,500
  	CHIPS & TECHNOLOGIES INC * 	     3,000 	  	   33,000 	30,750
  	ACTEL CORP * 	                   3,000 	  	   45,750 	48,750
TOTAL 	SEMICONDUCTOR,RELATE 	  	             7 	164,000 	129,750



  	KLA INSTRS CORP * 	              2,000 	  	   53,500 	37,750
TOTAL 	ELEC MEAS & TEST INS 	  	           2.04 	53,500 	37,750



  	CNS INC * 	                      5,000 	  	   97,225 	98,750
  	TRIMEDYNE INC * 	                5,000 	  	   38,750 	17,188
  	IMATRON INC * 	                  2,000 	  	    9,125 	9,125
  	ADVANCED TECHNOLOGY LABS INC * 	 1,000 	  	   26,675 	32,250
TOTAL 	ELECTROMEDICAL APPAR 	  	          8.48 	171,775 	157,313



  	USAIR GROUP INC * 	              1,000 	  	   18,945 	18,250
TOTAL 	AIR TRANSPORT, SCHED 	  	           0.98 	18,945 	18,250



  	CAI WIRELESS SYS INC * 	         5,000 	  	   62,375 	35,000
TOTAL 	CABLE AND OTHER PAY 	  	            1.89 	62,375 	35,000



  	REPUBLIC INDS INC * 	            2,000 	  	   53,435 	48,000
TOTAL 	REFUSE SYSTEMS 	  	                 2.59 	53,435 	48,000



  	JACO ELECTRS INC * 	             2,000 	  	   31,350 	16,500
TOTAL 	ELECTRONIC PARTS,EQ- 	  	           0.89 	31,350 	16,500



  	GENERAL NUTRITION COS INC * 	    1,000 	  	   23,675 	14,250
TOTAL 	CONVENIENCE STORES 	  	             0.77 	23,675 	14,250



  	HANOVER DIRECT INC * 	           5,000 	  	    9,213 	5,625
  	HANOVER DIRECT RIGHTS * 	        2,550 	  	        0 	159
TOTAL 	CATALOG, MAIL-ORDER 	  	             0.31 	9,213 	5,784



  	ELCOM INTL INC * 	               2,000 	  	   28,870 	17,250
  	APPLIX INC * 	                   3,000 	  	  107,960 	68,625
TOTAL 	COMPUTER PROGRAMMING 	  	          4.63 	136,830 	85,875



  	SYMANTEC CORP * 	                3,000 	  	   50,625 	29,250
  	MCAFEE ASSOCS INC * 	            2,000 	  	   87,640 	100,500
  	INTUIT INC * 	                   1,000 	  	   52,250 	35,000
  	CAMELOT CORP * 	                25,000 	  	  110,313 	31,250
  	COGNOS INC * 	                   3,000 	  	   43,875 	60,000
  	COMPUTERVISION CORP NEW * 	      5,000 	  	   55,350 	36,875
TOTAL 	PREPACKAGED SOFTWARE 	  	         15.79 	400,053 	292,875



  	NETWORK EQUIP TECHNOLOGIES * 	   2,000 	  	   70,390 	26,500
  	PC DOCS GROUP INTL INC * 	       4,000 	  	   84,250 	60,000
TOTAL 	CMP INTEGRATED SYS D 	  	          4.66 	154,640 	86,500



  	MECKLERMEDIA CORP * 	            2,000 	  	   42,870 	33,500
  	CUC INTL INC * 	                 1,000 	  	   38,570 	34,750
TOTAL 	BUSINESS SERVICES, N 	  	           3.68 	81,440 	68,250



  	CINEPLEX ODEON CORP * 	          5,000 	  	   12,438 	8,750
TOTAL 	MOTION PICTURE THEAT 	  	           0.47 	12,438 	8,750



  	BALLY ENTMT CORP * 	             2,000 	  	   34,890 	52,250
TOTAL 	MISC AMUSEMENT & REC 	  	           2.82 	34,890 	52,250



  	LIPOSOME INC * 	                 1,000 	  	   22,838 	12,063
TOTAL 	COML PHYSICAL, BIOLO 	  	           0.65 	22,838 	12,063



  	VISTA 2000 INC * 	               4,000 	  	   44,280 	5,875
  	SANCTUARY WOODS * 	              8,000 	  	   54,990 	6,000
  	NICE SYS LTD * 	                 1,000 	  	   19,875 	19,500
  	GUCCI GROUP N V * 	              3,000 	    	114,585 	170,250
  	COUNTRY STAR RESTS INC * 	       3,000    	  	15,555 	9,188
TOTAL 	OTHER 	  	                        11.37 	249,285 	210,812



  	TOTAL COMMON STOCKS               	  	97.03	2,423,290 	1,799,847


  	TOTAL INVESTMENTS 	                      	 	2,423,290 	1,799,847

  	OTHER ASSETS (LESS LIABILITIES) 	           	 	55,013    	55,013


  	NET ASSETS 	                          100 	           	1,854,860

 	NET ASSETS VALUE PER SHARE 	                            	 	 	7.18

  	OFFERING PRICE PER SHARE  	 	                           	  	7.62

  	* Non - income producing securities


THE BHIRUD MID CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES  JULY 31, 1996 (AUDITED)


ASSETS
  Investment Securities at Value	            $1,799,847
  (Identified cost -  $2,423,290) (Note 1)
  Cash	                                           4,345

  Receivable From Advisor (Note 4) 	             32,612
  Deferred organization expenses (Note 5)        29,688
  Dividends receivable                              336
  Prepaid insurance	                              1,372

  Total Assets                                          		$1,868,200

LIABILITIES
  Payables:

    Other accrued expenses                    	$ 13,340

  Total Liabilities	                                      	($13,340)

NET ASSETS (Equivalent to $7.18 per share based on 258,430
shares outstanding)   	                                  $ 1,854,860

COMPOSITION OF NET ASSETS:
  Paid in Capital	                                        $ 3,126,770
  Distribution in excess of accumulated Net Realized gain  	(648,467)
  Accumulated Net Investment Income                           	  --
  Net Unrealized Depreciation of Investments              	 (623,443)
  Total Net Assets                                        	$1,854,860

STATEMENT OF OPERATIONS (AUDITED) FOR THE YEAR ENDED JULY 31, 1996

INVESTMENT INCOME
  Dividends                                       	$ 16,501

EXPENSES
  Audit	                            $10,166
  Fund Accounting                   	 9,581
  Transfer Agent (Note 6)           	14,983
  Legal                             	 5,000
  Miscellaneous                      	  576
  Shareholder Report                 	1,603
  Directors                         	12,000
  Registration                      	15,591
  Organization (Note 5)             	19,744
  Insurance                          	4,000
  Fund Administration (Note 4)      	 7,141
  Custodian                         	 7,763
  Investment Advisor (Note 4)       	39,604
  12b-1 Fees                         	9,276
  Total Expenses                                    	 (157,028)
  Expense Reimbursement/ waived by Advisor (Note 4)	    56,534
  Expense net of Reimbursement/ waiver             	  (100,494)
NET INVESTMENT LOSS	                                 $ (83,993)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net Realized Gain (Loss) on Investments	             $322,785
  Change in Unrealized Appreciation (Depreciation)
      of Investments	                                (1,000,785)
NET REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS    ($678,000)
NET (DECREASE) IN NET ASSETS RESULTING FROM
                   OPERATIONS                        	$(761,993)


See accompanying Notes to Financial Statements	PAGE: 6


THE BHIRUD MID CAP GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS  JULY 31,1996 (AUDITED)

                              	             For year Ended	 For year Ended
                                           	 July 31, 1996	 July 31, 1995
INCREASE (DECREASE) IN NET ASSETS
  Net Investment Income/ (loss)                 	$  (83,993)	$(85,293)
  Net Realized Gain / (loss) on investment
      Securities Sold                          	     322,785 	(504,234)
  Net unrealized appreciation/(depreciation)
          of Investments                    	     (1,000,785)	 1,105,777
  Net Increase (Decrease) in Net Assets
     Resulting from Operations	$                    (761,993)	$ 516,250

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Dividend distributions paid                       	117,118 	0
  Capital Gains                                          	00 	(1,337,998)
  Total Distributions                               	117,118 	(1,337,998)

CAPITAL SHARE TRANSACTIONS
  Shares Sold	                                       141,665    1,235,531
  Shares issued in lieu of Cash Distributions      	(117,118)  	1,330,680
  Cost of shares Redeemed                         	(4,114,309)	(4,893,843)
  Increase (Decrease) in Net Assets Due to
     Capital Share Transactions	                   (4,089,762)	  (2,307,632)

  TOTAL INCREASE (DECREASE) IN NET ASSETS         	(4,734,637)	(3,129,380)
  NET ASSETS BEGINNING OF PERIOD                  	 6,589,497 	 9,718,877
  NET ASSETS END OF PERIOD 	                      $ 1,854,860  $ 6,589,497

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (AUDITED)
                                           	    For 	For     For
                                                the  the     the
                                       	       Year Year    Year
                                              Ended Ended  Ended
                                      	      July,31 July,31 July,31
                                               1996  1995    1994
NET ASSET VALUE, BEGINNING OF PERIOD        	$9.71	 $10.50	 $10.87
Income/(Loss) from Investment Operations:
  Net Investment Income/(Loss)              	(0.35)	(0.14) 	(0.04)*

  Net Gain/(Loss) on Securities
     (Both Realized and Unrealized)         	(2.63)  	0.86	 (0.24)
  Total from Investment Operations          	(2.98)   0.72  (0.28)
Distributions:
  Dividend Distributions Paid                	0.45   	0.00  	(0.09)
  Distributions from Capital Gains          	 0.00 	 (1.51)	  0.00
  Total Distributions                        	0.00  	(1.51)	 (0.09)

NET ASSET VALUE, END OF PERIOD              	$ 7.18 	$ 9.71 	$10.50
Total Return (Not Reflecting Sales Load)   	(26.05)%  8.97%	 (2.60)%
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands)  	$1,855 	$6,589 	$9,719
  Ratios to Average Net Assets:
    Expenses                                  	2.50%	 2.68%	   2.71%
    Net Investment Income/(Loss)            	(2.11)% (1.02)%	 (0.36)%
    Effect of Reimbursements/Waivers
      on Above Ratios                         	1.28%  	0.19%	   0.71%
    Portfolio Turnover Rate                 	320.89%	224.77%	 276.26%
    Average Commission Rate Paid $/Share	$0.0413 $0.0586

* Based on weighted average shares outstanding        ** Not annualized
See accompanying Notes to Financial Statements	PAGE: 7



1.  	SIGNIFICANT ACCOUNTING POLICIES



Bhirud Funds, Inc. (the "Fund") is a diversified open-end management investment company currently consisting of The Bhirud Mid Cap Growth Fund portfolio (the "Portfolio"). The Fund was incorporated in Maryland on May 27, 1992. Prior to November 4, 1992 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of stock on August 4, 1992 at a cost of $100,000 toTThomas James MidCap Partners representing the initial capital. The following is a summary of significant accounting policies followed by the Fund:



SECURITY VALUATION



Readily marketable portfolio securities listed on the New York Stock Exchange are valued at the last sale price reflected at the close of the regular trading session of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.



Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deem appropriate to reflect their fair value.



United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors.



SECURITY TRANSACTIONS AND INVESTMENT INCOME



Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain and loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount, when appropriate), is recorded as earned. Dividend income and dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.



FEDERAL INCOME TAXES



The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.





2.  	CAPITAL STOCK TRANSACTIONS



The Articles of Incorporation, dated May 27, 1992 permit the
Fund to issue twenty billion shares (par value $0.001).
Transactions in shares of common stock for the year ended July
31, 1996 were as follows:



                                 	Shares	       Amount



Beginning Balance               	678,934	       $ 7,300,525

Shares Sold                      	14,627	           141,665

Shares Issued in

  Reinvestment of Dividends         	00	           (117,118)

Shares Redeemed                	(435,131)	       (4,114,309)

  Net Increase                 	(420,504)	       (4,089,762)

Ending Balance                  	258,430	        $3,210,763



3.  	INVESTMENTS



Purchases and sales of securities for the year ended July 31st, 1996 other than short-term securities, aggregated $12,110,005 and $15,684,192, respectively. The cost of securities is substantially the same for Federal income tax purposes.



For Federal income tax purposes:



     Aggregate Cost                       	      $2,423,290



     Gross Unrealized Appreciation        	   128,004

     Gross Unrealized Depreciation         	 (751,448)

     Net Unrealized Depreciation           	($623,444)



4.  	INVESTMENT ADVISORY CONTRACT



The Fund employs Bhirud Associates, Incorporated (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including Officers required for its administrative management, and to pay the compensation of all Officers and Directors of the Fund who are affiliated with the Advisor. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% of the first $250 million of the average net assets of the Portfolio; 0.75% of the average net assets of the Portfolio between $250 and $500 million; and 0.65% of the average net assets of the Portfolio over $500 million. The Advisor has voluntarily agreed to reimburse the Fund in the event the Fund's expenses exceed certain prescribed limits. During the fiscal year ended July 31, 1996 the Advisor elected to defer the payment of Advisor fees payable in amount of $39,604. The Advisor has elected to waive these fees and apply the deferred fees against expense reimbursements due to the fund. Total reimbursements in the amount of $56, 534 have been accrued for the fiscal year 1996. With the application of the deferred advisory fees a net receivable from the advisor in the amount of $16,929 has been recorded for the 1996 fiscal year. The Advisory and Administrative Services Contracts provide that if, in any fiscal year, the aggregate expenses of a Fund, excluding interest, taxes, brokerage and extraordinary expenses, but including the Advisory and Administrative Services fees, exceed the expense limitation of any state in which the Trust is registered for sale, the Funds may deduct from fees paid to the Advisor and Administrator their proportionate share of such excess expenses to the extent of the fees payable. Currently, the most restrictive state limitation is 2.5% of the first $30 million, 2% of the next $70 million and 1.5% of the excess over $100 million of the average value of the Fund's net assets. Pursuant to the provisions in the contract, expense reimbursements were required for the year ended July 31, 1996.



The Fund retained Bhirud Associates, Inc. ("BAI") to act as Administrator for the Fund from November 1, 1994. BAI provided administrative services for the Fund. BAI earned administrative services fees of $11,772 for the period of November 1, 1994 through July 31, 1995. During the fiscal year ended July 31, 1996 the Administrator elected to defer the payment of administrative service fees payable in amount of $7,141.

From November 1, 1994 through July 31, 1996, the Provident Bank has been providing custodian, fund accounting, dividend and transfer agency functions for the Fund.



5.  	ORGANIZATION EXPENSES



The organization and start-up expenses of the Fund are being amortized on a straight line basis over a period of 60 months. The initial shareholder has agreed in the event that any of the initial 10,000 shares it owns are redeemed during the period of amortization of the Fund's organization and start-up expenses, the redemption proceeds will be reduced by any such unamortized organizational expenses in the same proportion as the number of shares being redeemed bears to the initial shares outstanding at the time of redemption.



6.  	DISTRIBUTION PLAN



The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. The Plan provides that the Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.25% per annum of the Portfolio's average daily net assets. For the year ended July 31st, 1996, the Fund has incurred distribution costs of $7,391 payable to H. J. Meyers, formerly Thomas James Associates, Inc. and $880 payable to Bhirud Associates, Inc.



7.  	TRANSACTIONS WITH AFFILIATES



During the year ended July 31st, 1996 the Fund paid brokerage commissions of $340 to Bhirud Associates, Inc.



8.  	RECLASSIFICATION OF CAPITAL ACCOUNTS



In accordance with generally accepted accounting principals, the Fund recorded reclassifications in the capital accounts. The
Fund recorded a permanent book/tax difference of

$(83,993) as of July 31, 1996, from undistributed net investment income to paid in capital. These reclassifications have no impact on net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder.


BHIRUD FUNDS, INC.

PART C - OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

(A)	Financial Statements.

	Included in Prospectus:

	1)	Financial Highlights for the year ended July 31, 1995 and
July 31, 1996



	Included in Statement of Additional Information:



	(1)	Portfolio of Investments, dated July 31, 1996;

	(2)	Statement of Assets and Liabilities, dated July 31, 1996;

	(3)	Statement of Operations, for the year ended July 31, 1996;

	(4)	Statement of Changes in Net Assets, for the year ended July
31, 1995 and July 31, 1996;

	(5)	Notes to Financial Statements, for the year ended July 31,
1996;

	(6)	Financial Highlights, for the year ended July 31, 1994,
July 31, 1995, and July 31, 1996; and

	(7)	Report of Van Buren & Hauke, LLC, Independent Auditors,
dated September 16, 1996.



(B)	Exhibits.



	  *(1)	Amended Articles of Incorporation of the Registrant.

	**(2)	By-laws of the Registrant.

	    (3)	Not applicable.

	  *(4)  	Form of certificate for shares of Common Stock, par
value $0.001 per share, of the Registrant.

	**(5)   	Form of Advisory Contract between the Registrant and
Bhirud Associates, Inc.

	    (6)	See Distribution Agreement filed as Exhibit 15.2 hereto.

	    (7)	Not applicable.

     	    (8) 	Form of Custody Agreement between the Registrant
and The Star Bank, 425 Walnut street, Cincinnati, OH 45202.

	 (9.1) 	Form of Administrative Services Agreement between the
Registrant and Bhirud Associates, Inc. for the Portfolio of the Registrant.

	 (9.2)	Form of Transfer Agent Agreement between the Registrant
and The American Data Services, Inc., 24 West Carver Street,
Huntington, NY 11743.

	**(10)	Opinion of Messrs. Battle Fowler LLP, as to the legality
of the securities being registered, including their consent to the filing thereof and to the use of their name under the heading "Dividends, Distributions and Taxes" in the Prospectus.

	    (11)	Consent of Van Buren & Hauke, LLC, Independent
Auditors.

	    (12)	Not applicable.

	  *(13)	Written assurance of H. J. Meyers & Co., MidCap
Partners, that its purchase of shares of the Registrant was for investment purposes without any present intention of redeeming or reselling.

	   (14)	Not applicable.

	 (15.1)	Form of Distribution and Service Plan Pursuant to Rule
12b-1 under the Investment Company Act of 1940.

	*(15.2)	Form of Distribution Agreement between the Registrant
and Bhirud Associates, Inc.

	 (15.3)	Form of Shareholder Servicing Agreement between the
Registrant and Bhirud Associates, Inc.

	 (16.0) 	Not applicable.

-----------------------------------------------------------------
*   Filed with Registration Statement on Form N-1A Registration
No. 33 - 48013, filed May 27, 1992, and incorporated by reference herein.

** Filed with Pre-Effective Amendment No. 1 to said Registration
Statement on August 11, 1992, and incorporated herein by reference.



Item 25.	Persons Controlled by or Under Common Control with
Registrant.

	None.



Item 26.	Number of Holders of Securities.

		Number of Record Holders

	Title of Class	as of July 31, 1996

	Common Stock (par value $.001)	509

	The Apex MidCap Growth Fund
	formerly (THE BHIRUD MID CAP GROWTH FUND)



Item 27.	Indemnification.



Filed as Item 27 to Pre-Effective Amendment No. 1 to the
Registration Statement on Form N -1A (Registration No. 33-48013) on August 11, 1992, and is incorporated herein by reference.



Item 28.    	Business and other Connections of Investment
Adviser.



The description of Bhirud Associates, Inc. under the caption
"Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting parts A and B, respectively, of the Registration Statement are incorporated herein by reference.



Registrant's investment adviser, Bhirud Associates, Inc., is a registered investment adviser. Bhirud Associates, Inc. serves as an advisor to individual accounts having a total value of about $3.5 million. The advisor does not serve as investment advisor to any other investment companies.



Item 29.  Principal Underwriters.



(a)	Bhirud Associates, Inc. is the Registrant's distributor.



(b)	The following are the directors and officers of Bhirud
Associates, Inc. The principal business address of each of these persons is 1266 E. Main Street, Stamford, Connecticut
06902.



                         		Positions & offices	      Positions & offices

	Name	                     with Distributor	         With Registrant



	Suresh Bhirud	             President, Treasurer	    Director, Chairman of the
                          		and Director	            Board, Treasurer



	Susan Bhirud	              Secretary	                 None



	Harish Bhirud	             Assistant Secretary	      Vice-President



Item 30.	Location of Accounts and Records.



Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of the Registrant, at Bhirud Associates, Inc., 1266
E. Main Street, Stamford, Connecticut 06902, the Registrant's advisor and administrator, Star Bank, 425 Walnut street, Cincinnati, OH 45202, the Registrant's custodian and , the American Data Services, Inc., 24 West Carver Street, Huntington, NY 11743, the Registrant's transfer agent and fund accountant.



Item 31.  	Management Services.



    Not applicable.



Item 32.	Undertakings.



(a)	Not applicable.



(b)	Not applicable.



(c)	The Registrant undertakes to furnish each person to whom a
prospectus is delivered with a copy of the Registrant's annual report upon request, without charge.



(d)	The Fund shall, if requested by the holders of at least 10%
of the Portfolios outstanding shares, call a meeting of the stockholders for purposes of voting upon the question of removal of a director or directors and the Fund shall assist in communications with other stockholders.



SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, and State of Connecticut, on the 18 th day of November, 1996.



BHIRUD FUNDS, INC.





By:  /s/  Suresh Bhirud

		Suresh Bhirud,

                 		Chairman of the Board



Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



		SIGNATURE	TITLE	DATE



	(1)	Principal Executive officer	Chairman of the 	November 18,
1996

		and Principal Financial officer:	Board, Treasurer

			and Director



		/s/         Suresh Bhirud

		  Suresh Bhirud



(2)	Majority of Directors



	Michael Smith	Director

	Alexander Norman Crowder, III	Director

	M. John Sterba, Jr.	Director



	By: /s/    Suresh Bhirud		                  November 18, 1996

	Suresh Bhirud

	    Attorney - in - Fact*



-----------------------------------------------------------------
* Power of Attorney filed with Pre-Effective Amendment No. 1 to said Registration Statement filed on August 11, 1992, and incorporated by reference herein.
Exhibit Index


                             Exhibit Index
		                                                              Page No.

(8) 	Form of Custody Agreement between the Registrant and The
     Star Bank                                  	              						51



(9.1) 	Form of Administrative Services Agreement between the
       Registrant and Bhirud Associates, Inc. for the Portfolio of the
       Registrant 	                                           							61



(9.2) 	Form of Transfer Agent Agreement between the Registrant
       and The American Data Services, Inc.                     					64



(11) 	Consent of Van Buren & Hauke, LLC, Independent Auditors								72



(15.1) 	Form of Distribution and Service Plan pursuant to Rule
        12b-1 under the Investment Company Act of 1940 	         		 	73



(15.3) 	Form of Shareholder Servicing Agreement between the
        Registrant and Bhirud Associates, Inc.                    			75
----------------------------------------------------------------------
EXHIBIT 8

CUSTODY AGREEMENT



	This agreement (the "Agreement") is entered into as of the _1st__day of _December__, 1996 by and between The Bhirud Mid Cap Growth Fund , (the "Fund"), an open-end diversified investment business trust organized under the laws of _Maryland________ and having its office at 1266 East Main Street, Stamford, CT 06902_ and Star Bank, National Association, (the "Custodian"), a national banking association having its principal office at 425 Walnut Street, Cincinnati, Ohio, 45202.

	WHEREAS, the Fund and the Custodian desire to enter into this Agreement to provide for the custody and safekeeping of the assets of the Fund as required by the Investment Company Act of 1940, as amended (the "Act").

	WHEREAS, the Fund hereby appoints the Custodian as custodian of all the Fund's Securities and moneys at any time owned by the Fund during the term of this Agreement (the "Fund Assets").

	WHEREAS, the Custodian hereby accepts such appointment as Custodian and agrees to perform the duties thereof as hereinafter set forth.

	THEREFORE, in consideration of the mutual promises hereinafter set forth, the Fund and the Custodian agree as follows:



ARTICLE  I

Definitions



	The following words and phrases, when used in this Agreement, unless the context otherwise requires, shall have the following meanings:

	Authorized Person - the Chairman, President, Secretary, Treasurer, Controller, or Senior Vice President of the Fund, or any other person, whether or not any such person is an officer or employee of the Fund, duly authorized by the Board of Trustees of the Fund to give Oral Instructions and Written Instructions on behalf of the Fund, and listed in the Certificate annexed hereto as Appendix A, or such other Certificate as may be received by the Custodian from time to time.

	Book-Entry System - the Federal Reserve Bank book-entry system for United States Treasury securities and federal agency securities.

	Depository - The Depository Trust Company ("DTC"), a limited purpose trust company its successor(s) and its nominee(s) or any other person or clearing agent

	Dividend and Transfer Agent - the dividend and transfer agent appointed, from time to time, pursuant to a written agreement between the dividend and transfer agent and the Fund

	Foreign Securities - a) securities issued and sold primarily outside of the United States by a foreign government, a national of any foreign country, or a trust or other organization incorporated or organized under the laws of any foreign country or; b) securities issued or guaranteed by the government of the United States, by any state, by any political subdivision or agency thereof, or by any entity organized under the laws of the United States or of any state thereof, which have been issued and sold primarily outside of the United States.

	Money Market Security - debt obligations issued or guaranteed as to principal and/or interest by the government of the United States or agencies or instrumentalities thereof, commercial paper, obligations (including certificates of deposit, bankers' acceptances, repurchase agreements and reverse repurchase agreements with respect to the same), and time deposits of domestic banks and thrift institutions whose deposits are insured by the Federal Deposit Insurance Corporation, and short-term corporate obligations where the purchase and sale of such securities normally require settlement in federal funds or their equivalent on the same day as such purchase and sale, all of which mature in not more than thirteen (13) months.

	Officers - the Chairman, President, Secretary, Treasurer,
Controller, and Senior Vice President of the Fund listed in the Certificate annexed hereto as Appendix A, or such other
Certificate as may be received by the Custodian from time to time.

	Oral Instructions - verbal instructions received by the Custodian from an Authorized Person (or from a person that the Custodian reasonably believes in good faith to be an Authorized Person) and confirmed by Written Instructions in such a manner that such Written Instructions are received by the Custodian on the business day immediately following receipt of such Oral Instructions.

	Prospectus - the Fund's then currently effective prospectus and Statement of Additional Information, as filed with and declared effective from time to time by the Securities and Exchange
Commission.

	Security or Securities - Money Market Securities, common stock, preferred stock, options, financial futures, bonds, notes, debentures, corporate debt securities, mortgages, and any certificates, receipts, warrants, or other instruments representing rights to receive, purchase, or subscribe for the same or evidencing or representing any other rights or interest therein, or any property or assets.

	Written Instructions - communication received in writing by the Custodian from an Authorized Person.



ARTICLE II

Documents and Notices to be Furnished by the Fund



	A	The following documents, including any amendments thereto,
will be provided contemporaneously with the execution of the Agreement, to the Custodian by the Fund:

	1.	A copy of the Articles of Incorporation of the Fund
certified by the Secretary.

	2.	A copy of the By-Laws of the Fund certified by the Secretary.

	3.	A copy of the resolution of the Board of Trustees of the
Fund appointing the 			Custodian, certified by the Secretary.

	4.	A copy of the then current Prospectus.

	5.	A Certificate of the President and Secretary of the Fund
setting forth the names 			and signatures 	of the Officers of
the Fund.

	B.	The Fund agrees to notify the Custodian in writing of the
appointment of any Dividend and Transfer Agent.



ARTICLE III

Receipt of Fund Assets



	A.	During the term of this Agreement, the Fund will deliver or
cause to be delivered to the Custodian all moneys constituting
Fund Assets. The Custodian shall be entitled to reverse any deposits made on the Fund's behalf where such deposits have been entered and moneys are not finally collected within 30 days of the making of such entry.

	B.	During the term of this Agreement, the Fund will deliver or
cause to be delivered to the Custodian all Securities constituting Fund Assets. The Custodian will not have any duties or responsibilities with respect to such Securities until actually received by the Custodian.

	C.	As and when received, the Custodian shall deposit to the
account(s) of the Fund any and all payments for shares of the Fund issued or sold from time to time as they are received from the Fund's distributor or Dividend and Transfer Agent or from the Fund itself.



ARTICLE IV

Disbursement of Fund Assets



	A.	The Fund shall furnish to the Custodian a copy of the
resolution of the Board of Trustees of the Fund, certified by the Fund's Secretary, either (i) setting forth the date of the declaration of any dividend or distribution in respect of shares of the Fund, the date of payment thereof, the record date as of which Fund shareholders entitled to payment shall be determined, the amount payable per share to Fund shareholders of record as of that date, and the total amount to be paid by the Dividend and Transfer Agent on the payment date, or (ii) authorizing the declaration of dividends and distributions in respect of shares of the Fund on a daily basis and authorizing the Custodian to rely on a Certificate setting forth the date of the declaration of any such dividend or distribution, the date of payment thereof, the record date as of which Fund shareholders entitled to payment shall be determined, the amount payable per share to Fund shareholders of record as of that date, and the total amount to be paid by the Dividend and Transfer Agent on the payment date.

		On the payment date specified in such resolution or Certificate described above, the Custodian shall segregate such amounts from moneys held for the account of the Fund so that they are available for such payment.

	B.	Upon receipt of Written Instructions so directing it, the
Custodian shall segregate amounts necessary for the payment of redemption proceeds to be made by the Dividend and Transfer
Agent from moneys held for the account of the Fund so that they are available for such payment.

	C.	Upon receipt of a Certificate directing payment and setting
forth the name and address of the person to whom such payment is to be made, the amount of such payment, and the purpose for which payment is to be made, the Custodian shall disburse amounts as and when directed from the Fund Assets. The
Custodian is authorized to rely on such directions and shall be under no obligation to inquire as to the propriety of such directions.

	D.	Upon receipt of a Certificate directing payment, the
Custodian shall disburse moneys from the Fund Assets in payment of the Custodian's fees and expenses as provided in Article VIII hereof.



ARTICLE V

Custody of Fund Assets



	A.	The Custodian shall open and maintain a separate bank
account or accounts in the United States in the name of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold all cash received by it from or for the account of the Fund, other than cash maintained by the Fund in a bank account established and used by the Fund in accordance with Rule 17f-3 under the Act.
Moneys held by the Custodian on behalf of the Fund may be deposited by the Custodian to its credit as Custodian in the banking department of the Custodian. Such moneys shall be deposited by the Custodian in its capacity as such, and shall be withdrawable by the Custodian only in such capacity.

	B.	 The Custodian shall hold all Securities delivered to it in
safekeeping in a separate account or accounts maintained at Star
Bank, N.A. for the benefit of the Fund.

	C.	All Securities held  which are issued or issuable only in
bearer form, shall be held by the Custodian in that form; all other Securities held for the Fund shall be registered in the name of the Custodian or its nominee. The Fund agrees to furnish to the Custodian appropriate instruments to enable the Custodian to hold, or deliver in proper form for transfer, any Securities that it may hold for the account of the Fund and which may, from time to time, be registered in the name of the Fund.

	D.	With respect to all Securities held for the Fund , the
Custodian shall on a timely basis (concerning items 1 and 2 below, as defined in the Custodian's Standards of Service Guide, as amended from time to time, annexed hereto as Appendix C):

		1.)	Collect all income due and payable with respect to such
Securities;

		2.)	Present for payment and collect amounts payable upon all
Securities which may mature or be called, redeemed, or retired, or otherwise become payable;

		3.)	Surrender Securities in temporary form for definitive
Securities; and

		4.)	Execute, as agent, any necessary declarations or
certificates of ownership under the Federal income tax laws or the laws or regulations of any other taxing authority, including any foreign taxing authority, now or hereafter in effect.

	E.	Upon receipt of a Certificate and not otherwise, the
Custodian shall:

		1.)	Execute and deliver to such persons as may be designated
in such Certificate proxies, consents, authorizations, and any other instruments whereby the authority of the Fund as beneficial owner of any Securities may be exercised;

		2.)	Deliver any Securities in exchange for other Securities or
cash issued 	or paid in connection with the liquidation,
reorganization, refinancing, merger, consolidation, or recapitalization of any trust, or the exercise of any conversion privilege;

		3.)	Deliver any Securities to any protective committee,
reorganization committee, or other person in connection with the reorganization, refinancing, merger, consolidation, recapitalization, or sale of assets of any trust, and receive and hold under the terms of this Agreement such certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery;

		4.)	Make such transfers or exchanges of the assets of the Fund
and take such other steps as shall be stated in said Certificate to be for the purpose of effectuating any duly authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Fund; and

		5.)	Deliver any Securities held for the Fund to the depository
agent for tender or other similar offers.

	F.	The Custodian shall promptly deliver to the Fund all
notices, proxy material and executed but unvoted proxies pertaining to shareholder meetings of Securities held by the Fund. The Custodian shall not vote or authorize the voting of any Securities or give any consent, waiver or approval with respect thereto unless so directed by a Certificate or Written
Instruction.

	G.	The Custodian shall promptly deliver to the Fund all
information received by the Custodian and pertaining to Securities held by the Fund with respect to tender or exchange offers, calls for redemption or purchase, or expiration of rights.

ARTICLE VI

Purchase and Sale of Securities



	A.	Promptly after each purchase of Securities by the Fund, the
Fund shall deliver to the Custodian (i) with respect to each purchase of Securities which are not Money Market Securities, Written Instructions, and (ii) with respect to each purchase of Money Market Securities, Written Instructions or Oral
Instructions, specifying with respect to each such purchase the;


		1.)	name of the issuer and the title of the Securities,

		2.)	principal amount purchased and accrued interest, if any,

		3.)	date of purchase and settlement,

		4.)	purchase price per unit,

		5.)	total amount payable, and

		6.)	name of the person from whom, or the broker through which,
the purchase was made.

The Custodian shall, against receipt of Securities purchased by or for the Fund, pay out of the Fund Assets, the total amount payable to the person from whom or the broker through which the purchase was made, provided that the same conforms to the total amount payable as set forth in such Written Instructions or Oral Instructions, as the case may be.

	B.	Promptly after each sale of Securities by the Fund, the Fund shall deliver to the Custodian (i) with respect to each sale of Securities which are not Money Market Securities, Written
Instructions, and (ii) with respect to each sale of Money Market
Securities, Written Instructions or Oral Instructions, specifying with respect to each such sale the;

		1.)	name of the issuer and the title of the Securities,

		2.)	principal amount sold and accrued interest, if any,

		3.)	date of sale and settlement,

		4.)	sale price per unit,

		5.)	total amount receivable, and

		6.)	name of the person to whom, or the broker through which,
the sale was made.

The Custodian shall deliver the Securities against receipt of the total amount receivable, provided that the same conforms to the total amount receivable as set forth in such Written
Instructions or Oral Instructions, as the case may be.

	C.	On contractual settlement date, the account of the Fund will be charged for all purchased Securities settling on that day, regardless of whether or not delivery is made. Likewise, on contractual settlement date, proceeds from the sale of Securities settling that day will be credited to the account of the Fund, irrespective of delivery.

	D.	Purchases and sales of Securities effected by the Custodian
will be made on a delivery versus payment basis. The Custodian may, in its sole discretion, upon receipt of a Certificate, elect to settle a purchase or sale transaction in some other manner, but only upon receipt of acceptable indemnification from the Fund.

	E.	The Custodian shall, upon receipt of a Written Instructions
so directing it, establish and maintain a segregated account or accounts for and on behalf of the Fund. Cash and/or Securities may be transferred into such account or accounts for specific purposes, to-wit:

		1.) 	in accordance with the provision of any agreement among
the Fund, the Custodian, and a broker-dealer registered under the Securities and Exchange Act of 1934, as amended, and also a
member of the National	Association of Securities Dealers (NASD)
(or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of the Options Clearing Corporation and of any registered national securities exchange, the Commodity Futures Trading
Commission, any registered contract market, or any similar organization or organizations requiring escrow or other similar arrangements in connection with transactions by the Fund;

		2.)	for purposes of segregating cash or government securities
in connection with options purchased, sold, or written by the
Fund or commodity futures 	contracts or options thereon
purchased or sold by the Fund;

		3.)	for the purpose of compliance by the fund with the
procedures required for reverse repurchase agreements, firm commitment agreements, standby commitment agreements, and short sales by Act Release No. 10666, or any subsequent release or releases or rule of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies; and

		4.)	for other corporate purposes, only in the case of this
clause 4 upon  receipt of a copy of a resolution of the Board of
Trustees of the Fund, certified by the Secretary of the Fund,
setting forth the purposes of such 	segregated account.

	F.	Except as otherwise may be agreed upon by the parties
hereto, the Custodian shall not be required to comply with any Written Instructions to settle the purchase of any Securities on behalf of the Fund unless there is sufficient cash in the account(s) at the time or to settle the sale of any Securities from an account(s) unless such Securities are in deliverable form. Notwithstanding the foregoing, if the purchase price of such Securities exceeds the amount of cash in the account(s) at the time of such purchase, the Custodian may, in its sole discretion, advance the amount of the difference in order to settle the purchase of such Securities. The amount of any such advance shall be deemed a loan from the Custodian to the Fund payable on demand and bearing interest accruing from the date such loan is made up to but not including the date such loan is repaid at a rate per annum customarily charged by the Custodian on similar loans.



ARTICLE VII

Fund Indebtedness



	In connection with any borrowings by the Fund, the Fund will cause to be delivered to the Custodian by a bank or broker requiring Securities as collateral for such borrowings
(including the Custodian if the borrowing is from the Custodian), a notice or undertaking in the form currently employed by such bank or broker setting forth the amount of collateral. The Fund shall promptly deliver to the Custodian a Certificate specifying with respect to each such borrowing: (a) the name of the bank or broker, (b) the amount and terms of the borrowing, which may be set forth by incorporating by reference an attached promissory note duly endorsed by the Fund, or a loan agreement, (c) the date, and time if known, on which the loan is to be entered into, (d) the date on which the loan becomes due and payable, (e) the total amount payable to the Fund on the borrowing date, and (f) the description of the Securities securing the loan, including the name of the issuer, the title and the number of shares or the principal amount. The Custodian shall deliver on the borrowing date specified in the Certificate the required collateral against the lender's delivery of the total loan amount then payable, provided that the same conforms to that which is described in the Certificate. The Custodian shall deliver, in the manner directed by the Fund, such Securities as additional collateral, as may be specified in a Certificate, to secure further any transaction described in this Article VII. The Fund shall cause all Securities released from collateral status to be returned directly to the Custodian and the Custodian shall receive from time to time such return of collateral as may be tendered to it.

	The Custodian may, at the option of the lender, keep such collateral in its possession, subject to all rights therein given to the lender because of the loan. The Custodian may require such reasonable conditions regarding such collateral and its dealings with third-party lenders as it may deem appropriate.



ARTICLE VIII

Concerning the Custodian



   	A.	Except as otherwise provided herein, the Custodian shall
not be liable for any loss or damage resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of its own gross negligence or willful misconduct. The Fund shall defend, indemnify and hold harmless the Custodian and its directors, officers, employees and agents with respect to any loss, claim, liability or cost (including reasonable attorneys' fees) arising or alleged to arise from or relating to the Fund's duties hereunder or any other action or inaction of the Fund or its Trustees, officers, employees or agents, except such as may arise from the negligent action, omission, willful misconduct or breach of this Agreement by the Custodian. The Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel, at the expense of the Fund, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with the advice or opinion of counsel. The provisions under this paragraph shall survive the termination of this Agreement.

	B.	Without limiting the generality of the foregoing, the
Custodian, acting in the capacity of Custodian hereunder, shall be under no obligation to inquire into, and shall not be liable for:

		1.)	The validity of the issue of any Securities purchased by
or for the account of the Fund, the legality of the purchase thereof, or the propriety of the amount paid therefor;

		2.)	The legality of the sale of any Securities by or for the
account of the Fund, or the propriety of the amount for which the same are sold;

		3.)	The legality of the issue or sale of any shares of the
Fund, or the sufficiency of the amount to be received therefor;

		4.)	The legality of the redemption of any shares of the Fund,
or the propriety of the amount to be paid therefor;

		5.)	The legality of the declaration or payment of any dividend
by the Fund in respect of shares of the Fund;

		6.)	The legality of any borrowing by the Fund on behalf of the
Fund, using Securities as collateral;

	C.	The Custodian shall not be under any duty or obligation to
take action to effect collection of any amount due to the Fund from any Dividend and Transfer Agent of the Fund nor to take any action to effect payment or distribution by any Dividend and Transfer Agent of the Fund of any amount paid by the Custodian to any Dividend and Transfer Agent of the Fund in accordance with this Agreement.

	D.	Notwithstanding Section D of  Article V, the Custodian shall not be under any duty or obligation to take action to effect collection of any amount, if the Securities upon which such amount is payable are in default, or if payment is refused after due demand or presentation, unless and until (i) it shall be directed to take such action by a Certificate and (ii) it shall be assured to its satisfaction (including prepayment thereof) of reimbursement of its costs and expenses in connection with any such action.

	E.	The Fund acknowledges and hereby authorizes the Custodian to hold Securities through its various agents described in Appendix
B annexed hereto. The Fund hereby represents that such authorization has been duly approved by the Board of Trustees of the Fund as required by the Act. The Custodian acknowledges that although certain Fund Assets are held by its agents, the Custodian remains primarily liable for the safekeeping of the Fund Assets.

	In addition, the Fund acknowledges that the Custodian may appoint one or more financial institutions, as agent or agents or as sub-custodian or sub-custodians, including, but not limited to, banking institutions located in foreign countries, for the purpose of holding Securities and moneys at any time owned by the Fund. The Custodian shall not be relieved of any obligation or liability under this Agreement in connection with the appointment or activities of such agents or sub-custodians. Any such agent or sub-custodian shall be qualified to serve as such for assets of investment companies registered under the Act. Upon request, the Custodian shall promptly forward to the Fund any documents it receives from any agent or sub-custodian appointed hereunder which may assist trustees of registered investment companies fulfill their responsibilities under Rule 17f-5 of the Act.

	F.	The Custodian shall not be under any duty or obligation to
ascertain whether any Securities at any time delivered to or held by it for the account of the Fund are such as properly may be held by the Fund under the provisions of the Articles of Incorporation and the Fund's By-Laws.

	G.	The Custodian shall treat all records and other information
relating to the Fund and the Fund Assets as confidential and shall not disclose any such records or information to any other person unless (i) the Fund shall have consented thereto in writing or (ii) such disclosure is required by law.

	H.	The Custodian shall be entitled to receive and the Fund
agrees to pay to the Custodian such compensation as shall be determined pursuant to Appendix D attached hereto, or as shall be determined pursuant to amendments to such Appendix D. The
Custodian shall be entitled to charge against any money held by it for the account of the Fund, the amount of any of its fees, any loss, damage, liability or expense, including counsel fees.
The expenses which the Custodian may charge against the account of the Fund include, but are not limited to, the expenses of agents or sub-custodians incurred in settling transactions involving the purchase and sale of Securities of the Fund.

	I.	The Custodian shall be entitled to rely upon any Oral
Instructions and any Written Instructions. The Fund agrees to forward to the Custodian Written Instructions confirming Oral
Instructions in such a manner so that such Written Instructions are received by the Custodian, whether by hand delivery, facsimile or otherwise, on the same business day on which such Oral Instructions were given. The Fund agrees that the failure of the Custodian to receive such confirming instructions shall in no way affect the validity of the transactions or enforceability of the transactions hereby authorized by the Fund. The Fund agrees that the Custodian shall incur no liability to the Fund for acting upon Oral Instructions given to the Custodian hereunder concerning such transactions.

	J.	The Custodian will (i) set up and maintain proper books of
account and complete records of all transactions in the accounts maintained by the Custodian hereunder in such manner as will meet the obligations of the Fund under the Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder and those records are the property of the Fund, and
(ii) preserve for the periods prescribed by applicable Federal statute or regulation all records required to be so preserved.
All such books and records shall be the property of the Fund, and shall be open to inspection and audit at reasonable times and with prior notice by Officers and auditors employed by the Fund.

	K.	The Custodian shall send to the Fund any report received on
the systems of internal accounting control of the Custodian, or its agents or sub-custodians, as the Fund may reasonably request from time to time.

	L.	The Custodian performs only the services of a custodian and
shall have no responsibility for the management, investment or reinvestment of the Securities from time to time owned by the Fund. The Custodian is not a selling agent for shares of the Fund and performance of its duties as custodian shall not be deemed to be a recommendation to the Fund's depositors or others of shares of the Fund as an investment.

	M.	The Custodian shall take all reasonable action, that the
Fund may from time to time request, to assist the Fund in obtaining favorable opinions from the Fund's independent accountants, with respect to the Custodian's activities hereunder, in connection with the preparation of the Fund's Form
N-1A, Form N-SAR, or other annual reports to the Securities and Exchange Commission.

	N.	The Fund hereby pledges to and grants the Custodian a
security interest in any Fund Assets to secure the payment of any liabilities of the Fund to the Custodian, whether acting in its capacity as Custodian or otherwise, or on account of money borrowed from the Custodian. This pledge is in addition to any other pledge of collateral by the Fund to the Custodian.



ARTICLE  X

Termination



	A.	Either of the parties hereto may terminate this Agreement
for any reason by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of giving of such notice.
If such notice is given by the Fund, it shall be accompanied by a copy of a resolution of the Board of Trustees of the Fund, certified by the Secretary of the Fund, electing to terminate this Agreement and designating a successor custodian or custodians. In the event such notice is given by the Custodian, the Fund shall, on or before the termination date, deliver to the Custodian a copy of a resolution of the Board of Trustees of the Fund, certified by the Secretary, designating a successor custodian or custodians to act on behalf of the Fund. In the absence of such designation by the Fund, the Custodian may designate a successor custodian which shall be a bank or trust company having not less than $100,000,000 aggregate capital, surplus, and undivided profits. Upon the date set forth in such notice this Agreement shall terminate, and the Custodian, provided that it has received a notice of acceptance by the successor custodian, shall deliver, on that date, directly to the successor custodian all Securities and moneys then owned by the Fund and held by it as Custodian. Upon termination of this Agreement, the Fund shall pay to the Custodian on behalf of the Fund such compensation as may be due as of the date of such termination. The Fund agrees on behalf of the Fund that the Custodian shall be reimbursed for its reasonable costs in connection with the termination of this Agreement.

	B.	If a successor custodian is not designated by the Fund, or
by the Custodian in accordance with the preceding paragraph, or the designated successor cannot or will not serve, the Fund shall, upon tha delivery by the Custodian to the Fund of all Securities (other than Securities held in the Book-Entry System which cannot be delivered to the Fund) and moneys then owned by the Fund, be deemed to be the custodian for the Fund, and the Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities held in the Book-Entry System, which cannot be delivered to the Fund, which shall be held by the Custodian in accordance with this Agreement.



ARTICLE XI

MISCELLANEOUS



	A.	Appendix A sets forth the names and the signatures of all
Authorized Persons, as certified by the Secretary of the Fund.
The Fund agrees to furnish to the Custodian a new Appendix A in form similar to the attached Appendix A, if any present
Authorized Person ceases to be an Authorized Person or if any other or additional Authorized Persons are elected or appointed.
 Until such new Appendix A shall be received, the Custodian shall be fully protected in acting under the provisions of this Agreement upon Oral Instructions or signatures of the then current Authorized Persons as set forth in the last delivered
Appendix A.

	B.	No recourse under any obligation of this Agreement or for
any claim based thereon shall be had against any organizer, shareholder, Officer, Director, past, present or future as such, of the Fund or of any predecessor or successor, either directly or through the Fund or any such predecessor or successor, whether by virtue of any constitution, statute or rule of law or equity, or be the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Agreement and the obligations thereunder are enforceable solely against the Fund, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the organizers, shareholders, Officers, Trustees of the Fund or of any predecessor or successor, or any of them as such. To the extent that any such liability exists, it is hereby expressly waived and released by the Custodian as a condition of, and as a consideration for, the execution of this Agreement.

	C.	The obligations set forth in this Agreement as having been
made by the Fund have been made by the Board of Trustees, acting as such Trustees for and on behalf of the Fund, pursuant to the authority vested in them under the laws of the State of _Maryland__, the Articles of Incorporation and the By-Laws of the Fund. This Agreement has been executed by Officers of the Fund as officers, and not individually, and the obligations contained herein are not binding upon any of the Trustees, Officers, agents or holders of shares, personally, but bind only the Fund.

	D.	Provisions of the Prospectus and any other documents
(including advertising material) specifically mentioning the Custodian (other than merely by name and address) shall be reviewed with the Custodian by the Fund prior to publication and/or dissemination or distribution, and shall be subject to the consent of the Custodian.

	E.	Any notice or other instrument in writing, authorized or
required by this Agreement to be given to the Custodian, shall be sufficiently given if addressed to the Custodian and mailed or delivered to it at its offices at Star Bank Center, 425
Walnut Street, M. L. 6118, Cincinnati, Ohio 45202, attention
Mutual Fund Custody Department, or at such other place as the Custodian may from time to time designate in writing.

	F.	Any notice or other instrument in writing, authorized or
required by this Agreement to be given to the Fund shall be sufficiently given when delivered to the Fund or on the second business day following the time such notice is deposited in the U.S. mail postage prepaid and addressed to the Fund at its office at _1266 East Main Street, Stamford, CT 06902 or at such other place as the Fund may from time to time designate in writing.

	G.	This Agreement, with the exception of the Appendices, may
not be amended or modified in any manner except by a written agreement executed by both parties with the same formality as this Agreement, and authorized and approved by a resolution of the Board of Trustees of the Fund.

	H.	This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns;
provided, however, that this Agreement shall not be assignable by the Fund or by the Custodian, and no attempted assignment by the Fund or the Custodian shall be effective without the written consent of the other party hereto.

	I.	This Agreement shall be construed in accordance with the
laws of the State of Ohio.

	J.	This Agreement may be executed in any number of
counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.



	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective Officers, thereunto duly authorized as of the day and year first above written.



ATTEST:	Bhirud Mid Cap Growth

/S/  Harish L. Bhirud        	By:   /S/   Suresh L. Bhirud

                          				Title:    Chairman

ATTEST:	Star Bank, N.A.

/S/  Lynnette C. Gibson   	   By: /S/ Marsha A. Croxton
                          				Title:  Vice President


APPENDIX  D


Schedule of Compensation

Star Bank, N. A.

Proposed Domestic Custody Fee Schedule

for the Bhirud Mid Cap Growth Fund



Star Bank, N.A., as Custodian, will receive monthly compensation for services according to the terms of the following Schedule:



I.	Market Value Fee

	Based upon an annual rate of:					Million

	0.0006 (6 Basis Points) on First				$25

	0.0004 (4 Basis Points) on Next				$25

	0.0003 (3 Basis Points) on Next				$25

	0.0002 (2 Basis Points) on Next				Balance



II.	Monthly Minimum Fee-Per Fund				$ 550.00



III.



IV.	Out-of-Pocket Expenses

	The only out-of-pocket expenses charged to your account will be shipping fees or transfer fees.



V.	IRA Documents

	Per Shareholder/ year to hold each IRA Document		$8.00



VI.	Earnings Credits

On a monthly basis any earnings credits generated from uninvested custody balances will be applied against any cash management service fees generated. Earnings credits are based on the average yield on the 91 day U. S. Treasury Bill for the preceding thirteen weeks less the 10% reserve.



Star Bank will guarantee this custody fee schedule for a period of 18 months from the date of conversion.

Star Bank, N. A.

Proposed Cash Management Fee Schedule

for The Bhirud Mid Cap Growth Fund



Services 	                              Unit Cost ($) 	Monthly Cost ($)

 D.D.A. Account Maintenance                         	 	14.00

 Deposits 	                              0.399

 Deposited Items 	                       0.109

     Checks Paid 	                       0.159

     Balance Reporting - P. C. Access 	               	50.00

     ACH Transaction                    	0.095

     ACH monthly Maintenance          	 	40.00

     Controlled Disbursement (1st account)            110.00
     Each additional account 	 	                       25.00

     Deposited  Items Returned           	6.00

     International Items Returned       	10.00

     NSF Returned Checks                	25.00

     Stop Payments                      	22.00

     Data Transmission per account                 	 	110.00

     Data Capture* 	                      0.10

     Drafts Cleared                     	0.179

  Lockbox Maintenance** 	                             	55.00

      Lockbox items Processed

                 With copy of check      	0.32

             Without copy of check       	0.26

Checks Printed                           	0.20

Positive pay                             	0.06

Issued Items                            	0.015

Wires Incoming
           Domestic                       10.00
           International 	                10.00


Wires Outgoing
      Domestic
           Repetitive                     12.00
           Non-repetitive                 13.00
      International
           Repetitive                     35.00
           Non-Repetitive 	               40.00

PC - Initiated Wires:
           Domestic
              Repetitive                   9.00
              Non-repetitive               9.00
           International
              Repetitive                  25.00
              Non-Repetitive 	            25.00

***Uncollected Charges 	Star Bank Prime Rate as of first of
month plus 4%





*	Price can very depending upon what information needs to be
captured

**	With the use of lockbox, the collected balance in the demand deposit account will be significantly increased

***	Fees for uncollected balances are figured on the monthly
averages of all combined accounts.

****	Other available cash management services are priced
separately.





EXHIBIT 9.1

ADMINISTRATIVE SERVICES AGREEMENT



BHIRUD FUNDS, INC. (the "Fund")

The Bhirud Mid Cap Growth Fund (the "Portfolio")

1266 E. Main St.

Stamford,  CT 06902

November 1st, 1994



Bhirud Associates, Inc.

Soundview Plaza

1266 E.  Main St.

Stamford, CT   06902



Ladies and Gentlemen:



We herewith confirm our agreement with you as follows:



1.	We propose to engage in the business of investing and
reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Amended Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the 1940 Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.



2.	(a) We hereby employ you as our administrator (the
"Administrator") to provide all management and administrative services reasonably necessary for our operation, other than those services which are to be provided by the advisor, Bhirud Associates, Inc. (the "Advisor"), pursuant to the Advisory Contract. The services to be provided by you shall include but not be limited to those enumerated on Exhibit A hereto. The personnel providing these services may be your employees or employees of your affiliates or of other organizations. The Administrator shall make periodic reports to the Portfolio's Advisor and the Fund's Board of Directors in the performance of its obligations under this Agreement.



(b)	It is understood that you will from time to time employ,
subcontract with or otherwise associate yourself with, entirely at your expense such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder.



3.	We agree, subject to the limitations described below, to-be
responsible for, and hereby assume the obligation for payment of, all our expenses including: (a) brokerage and commission expenses; (b) foreign, Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us; (c) commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; (d) interest charges on borrowings; (e) charges and expenses of our custodian; (f) charges and expenses relating to the issuance, redemption, transfer and dividend disbursing functions for us;
(g) telecommunications expenses; (h) recurring and non-recurring legal, accounting and recordkeeping expenses; (i) costs of organizing and maintaining our existence as a corporation; (j) compensation, including directors fees, of any of our directors, officers or employees who are not your officers or officers of your affiliates, and costs of other personnel providing administrative and clerical services to us; (k) costs of providing shareholders services including charges and expenses of persons providing confirmations of transactions in the Portfolio's shares, periodic statements to shareholders and recordkeeping services and costs of shareholders reports, proxy solicitations, and corporate meetings; (1) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying our shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of our shares and attendant upon renewals of, or amendment to, those registrations and qualifications; (m) expenses of preparing, printing and delivering our initial registration statement and of preparing, printing and delivering our Prospectus to our existing shareholders and of printing shareholder application forms for shareholder accounts; (n) payment of the fees and expenses provided for herein and to our Advisor, Distributor, Custodian, Transfer Agent and Dividend Agent and (o) any other distribution or promotional expenses contemplated by an effective plan adopted by us pursuant to Rule 12b-1 under the 1940 Act in the Advisory and Distribution Agreements.



4.	We will expect of you, and you will give us the benefit of,
your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.



5.		In consideration of the foregoing we will pay you a fee in
accordance with the schedule reflected on Exhibit A hereto plus any out-of-pocket expenses incurred by you in connection with the performance of your duties hereunder. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as we may agree in writing. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing.



6.		This Agreement will become effective on the date hereof and
shall continue in effect until July 31, 1995 and thereafter for successive twelve-month periods (computed from each August 1) provided that such continuation is specifically approved at least annually by our Board of Directors and by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act, of any such person who is party to this Agreement. This Agreement
 .may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities, as defined in the 1940 Act, or by a vote of a majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.



7.		This Agreement may not be transferred, assigned, sold or in
any manner hypothecated or pledged by you and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms
"transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange
Commission.



8.		Except to the extent necessary to perform your obligations
hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers, directors or employees who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.



9.		This Agreement shall be construed in accordance with the
laws of the State of New York and the applicable provisions of the Investment Company Act of 1940, as amended.



If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.



		Very truly yours,



		BHIRUD FUNDS, INC.

		The Bhirud Mid Cap Growth Fund



		By:

		Name:

ACCEPTED: November 1st, 1994	Title:



BHIRUD ASSOCIATES, INC.



By:

Name: Suresh L. Bhirud

Title:   President
Exhibit A



Fund Administration Services To Be

Performed By Bhirud Associates, Inc.



A.	Administration Services



1.	In conjunction with counsel for Bhirud Mid Cap Growth Fund
(the "Portfolio"), prepare and file all PostEffective Amendments to the Registration Statement, all state and federal Fund tax returns and all other required regulatory filings.



2.	In conjunction with Portfolio counsel, prepare and file all
Blue Sky filings, reports and renewals.



3.	Coordinate, but not pay for, required Fidelity Bond and
Directors and Officers Insurance (if any) and monitor their compliance with Investment Company Act.



4.	Coordinate the preparation and distribution of all materials for Directors, including the agenda for meetings and all exhibits thereto, and actual and projected quarterly summaries.



5.	Coordinate the activities of the Portfolio's Advisor,
Custodian, Legal Counsel and Independent Accountants.



6.	Prepare and file all periodic reports to shareholders and
proxies and provide support for shareholder meetings.



7.	  Monitor daily and periodic compliance with respect to all
requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.



8.	  Monitor daily all income and expense accruals, sales and
redemptions of capital shares outstanding.



9.	  Evaluate expenses, project future expenses, determine
accruals and process payments of expenses.



For all administrative services provided, the Administrator shall be paid a fee calculated at an annual rate of 0.2 % of the Portfolio's aggregate average daily net assets.


EXHIBIT  9.2

TRANSFER AGENCY AND SERVICE AGREEMENT



between



THE BHIRUD MID CAP GROWTH FUND



and



AMERICAN DATA SERVICES, INC.



INDEX

1.  TERMS OF APPOINTMENT; DUTIES OF ADS

2.  FEES AND EXPENSES

3.  REPRESENTATIONS AND WARRANTIES OF ADS

4.  REPRESENTATIONS AND WARRANTIES OF THE FUND

5.  INDEMNIFICATION

6.  COVENANTS OF THE FUND AND ADS

7.  TERMINATION OF AGREEMENT

8.  ASSIGNMENT

9.  AMENDMENT

10.  NEW YORK LAWS TO APPLY

11.  MERGER OF AGREEMENT

12.  NOTICES.



FEE SCHEDULE

(A) ACCOUNT MAINTENANCE CHARGE:

FEE DISCOUNT:

(B) TRANSACTION FEES:

(C) 24 HOUR AUTOMATED VOICE RESPONSE:

(D) FUND/SERV

(E) IRA PLAN FEES:

FEE INCREASES

(F) EXPENSES:

(G) SPECIAL REPORTS:

(H) SECURITY DEPOSIT:

(I) CONVERSION CHARGE:

SCHEDULE A



TRANSFER AGENCY AND SERVICE AGREEMENT



AGREEMENT made the 1st day of December, 1996, by and between The Bhirud Mid Cap Growth Fund, a Maryland Corporation, having its principal office and place of business at Soundview Plaza, 1226 East Main Street, Stamford, CT 06902 (the "Fund"), and American Data Services, Inc., a New York corporation having its principal office and place of business at 24 West Carver Street., Huntington, New York 11743 ("ADS").



	WHEREAS, the Fund desires to appoint ADS as its transfer agent, dividend disbursing agent and agent in connection with certain other activities, and ADS desires to accept such appointment;



	NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:



1.  TERMS OF APPOINTMENT; DUTIES OF ADS



 	1.01 Subject to the terms and conditions set forth in this agreement, the Fund hereby employs and appoints ADS to act as, and ADS agrees to act as its transfer agent for the Fund's authorized and issued shares of its common stock ("Shares"), dividend disbursing agent and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the fund ("Shareholders") set out in the currently effective prospectus and statement of additional information ("prospectus") of the Fund.



	1.02 ADS agrees that it will perform the following services:



                  (a) In accordance with procedures established from time to time by agreement between the Fund and ADS, ADS shall:



I. Receive for acceptance, orders for the purchase of Shares, and promptly deliver payment and appropriate documentation therefore to the Custodian of the Fund authorized by the Board of Directors of the Fund (the "Custodian");



II. Pursuant to purchase orders, issue the appropriate number of Shares and hold such Shares in the appropriate Shareholder account;



III. Receive for acceptance redemption requests and redemption directions and deliver the appropriate documentation therefore to the Custodian;



IV. At the appropriate time as and when it receives monies paid to it by the Custodian with respect to any redemption, pay over or cause to be paid over in the appropriate manner such monies as instructed by the redeeming Shareholders;



V. Effect transfers of Shares by the registered owners thereof upon receipt of appropriate instructions;



VI. Prepare and transmit payments for dividends and distributions declared by the Fund;



VII. Maintain records of account for and advise the Fund and its Shareholders as to the foregoing; and



VIII. Record the issuance of shares of the Fund and maintain pursuant to SEC Rule 17Ad-10(e) a record of the total number of shares of the Fund which are authorized, based upon data provided to it by the Fund, and issued and outstanding. ADS shall also provide the Fund on a regular basis with the total number of shares which are authorized and issued and outstanding and shall have no obligation, when recording the issuance of shares, to monitor the issuance of such shares or to take cognizance of any laws relating to the issue or sale of such shares, which functions shall be the sole responsibility of the Fund.



	 (b) In addition to and not in lieu of the services set forth in the above paragraph (a), ADS shall:

I. Perform all of the customary services of a transfer agent, dividend disbursing agent, including but not limited to: maintaining all Shareholder accounts, preparing Shareholder meeting lists, mailing proxies, receiving and tabulating proxies, mailing Shareholder reports and prospectuses to current Shareholders, withholding taxes on U.S. resident and non-resident alien accounts, preparing and filing U.S. Treasury Department Forms 1099 and other appropriate forms required with respect to dividends and distributions by federal authorities for all Shareholders, preparing and mailing confirmation forms and statements of account to Shareholders for all purchases redemption's of Shares and other confirmable transactions in Shareholder accounts, preparing and mailing activity statements for Shareholders, and providing Shareholder account information and (ii) provide a system and reports which will enable the Fund to monitor the total number of Shares sold in each State.



(c) In addition, the Fund shall (i) identify to ADS in writing those transactions and shares to be treated as exempt from blue sky reporting for each State and
(ii) verify the establishment of such transactions for each state on the system prior to activation and thereafter monitor the daily activity for each State as provided by ADS. The responsibility of ADS for the Fund's blue sky State registration status is solely limited to the initial establishment of transactions subject to blue sky compliance by the Fund and the reporting of such transactions to the Fund as provided above.



	Procedures applicable to certain of these services may be established from time to time by agreement between the Fund and ADS.



2.  FEES AND EXPENSES



	2.01 For performance by ADS pursuant to this Agreement, the Fund agrees to pay ADS an annual maintenance fee for each Shareholder account and transaction fees for each portfolio or class of shares serviced under this Agreement (See Schedule A) as set out in the fee schedule attached hereto. Such fees and out-of pocket expenses and advances identified under Section
2.02 below may be changed from time to time subject to mutual written agreement between the Fund and ADS.



	2.02 In addition to the fee paid under Section 2.01 above, the Fund agrees to reimburse ADS for out-of-pocket expenses or advances incurred by ADS for the items set out in the fee schedule attached hereto. In addition, any other expenses incurred by ADS at the request or with the consent of the Fund, will be reimbursed by the Fund.



	2.03 The Fund agrees to pay all fees and reimbursable expenses within five days following the receipt of the respective billing notice. Postage for mailing of dividends, proxies, Fund reports and other mailings to all shareholder accounts shall be advanced to ADS by the Fund at least seven (7) days prior to the mailing date of such materials.



3.  REPRESENTATIONS AND WARRANTIES OF ADS



ADS represents and warrants to the Fund that:



	3.01 It is a corporation duly organized and existing and in good standing under the laws of The State of New York.



	3.02 It is duly qualified to carry on its business in The State of New York.



	3.03 It is empowered under applicable laws and by its charter and by-laws to enter into and perform this Agreement.



	3.04 All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.



	3.05 It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.



	3.06 ADS is duly registered as a transfer agent under the Securities Act of 1934 and shall continue to be registered throughout the remainder of this Agreement.



4.  REPRESENTATIONS AND WARRANTIES OF THE FUND



The Fund represents and warrants to ADS that;



	4.01 It is a corporation duly organized and existing and in good standing under the laws of

Maryland.



	4.02 It is empowered under applicable laws and by its Articles of Incorporation and By-Laws to enter into and perform this Agreement.



	4.03 All corporate proceedings required by said Articles of Incorporation and By-Laws have been taken to authorize it to enter into and perform this Agreement.



	4.04 It is an open-end and diversified management investment company registered under the Investment Company Act of 1940.



	4.05 A registration statement under the Securities Act of 1933 is currently or will become effective and will remain effective, and appropriate state securities law filings as required, have been or will be made and will continue to be made, with respect to all Shares of the Fund being offered for sale.



5.  INDEMNIFICATION



	5.01 ADS shall not be responsible for, and the Fund shall indemnify and hold ADS harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

         (a) All actions of ADS or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without gross negligence or willful misconduct.

  (b) The Fund's refusal or failure to comply with the terms of this Agreement, or which arise out of the Fund's lack good faith, gross negligence or willful misconduct or which arise out of the breach of any representation or warranty of the Fund hereunder.



(c) The reliance on or use by ADS or its agents or subcontractors of information, records and documents which (i) are received by ADS or its agents or subcontractors and furnished to it by or on behalf of the Fund, and (ii) have been prepared and/or maintained by the Fund or any other person or firm on behalf of the Fund.



(d) The reliance on, or the carrying out by ADS or its agents or subcontractors of any instructions or requests of the Fund.



(e) The offer or sale of Shares in violation of any requirement under the federal securities laws or regulations or the securities laws or regulations of any state that such Shares be registered in such state or in violation of any stop order or other determination or ruling by any federal agency or any state with respect to the offer or sale of such Shares in such state.



	5.02 ADS shall indemnify and hold the Fund harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to any action or failure or omission to act by ADS as a result of ADS's lack of good faith, gross negligence or willful misconduct.



 	5.03 At any time ADS may apply to any officer of the Fund for instructions, and may consult with legal counsel with respect to any matter arising in connection with the services to be performed by ADS under this Agreement, and ADS and its agents or subcontractors shall not be liable and shall be indemnified by the Fund for any action taken or omitted by it in reliance upon such instructions or upon the opinion of such counsel. ADS, its agents and subcontractors shall be protected and indemnified in acting upon any paper or document furnished by or on behalf of the Fund, reasonably believed to be genuine and to have been signed by the proper person or persons, or upon any instruction, information, data, records or documents provided ADS or its agents or subcontractors by machine readable input, telex, CRT data entry or other similar means authorized by the Fund, and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Fund. ADS, its agents and subcontractors shall also be protected and indemnified in recognizing stock certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Fund, and the proper countersignature of any former transfer agent or registrar, or of a co-transfer agent or co-registrar.



	5.04 In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.



	5.05 Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement or for any act or failure to act hereunder.



	5.06 In order that the indemnification provisions contained in this Article 5 shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party of seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification the defense of such claim. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.



6.  COVENANTS OF THE FUND AND ADS



	6.01 The Fund Shall promptly furnish to ADS a certified copy of the resolution of the Board of Directors of the Fund authorizing the appointment of ADS and the execution and delivery of this Agreement.



 	6.02 ADS hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Fund for safekeeping of stock certificates, check forms and facsimile signature imprinting devices, if any; and for the preparation or use, and for keeping account of, such certificates, forms and devices.



	6.03 ADS shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable. To the extent required by Section 31 of the Investment Company Act of 1940, as amended, and the Rules thereunder, ADS agrees that all such records prepared or maintained by ADS relating to the services to be performed by ADS hereunder are the property of the Fund and will be preserved, maintained and made available in accordance with such Section and Rules, and will be surrendered promptly to the Fund on and in accordance with its request.



	6.04 ADS and the Fund agree that all books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law.



	6.05 In case of any requests or demands for the inspection of the Shareholder records of the Fund, ADS will endeavor to notify the Fund and to secure instructions from an authorized officer of the Fund as to such inspection. ADS reserves the right, however, to exhibit the Shareholder records to any person whenever it is advised by its counsel that it may be held liable for the failure to exhibit the Shareholder records to such person, and shall promptly notify the Fund of any unusual request to inspect or copy the shareholder records of the Fund or the receipt of any other unusual request to inspect, copy or produce the records of the Fund.



7.  TERMINATION OF AGREEMENT



	7.01 This Agreement shall become effective as of the date hereof and shall remain in force for a period of three (3) years, provided however, that both parties to this Agreement have the option to terminate the Agreement upon ninety (90) days prior written notice.



	7.02 Should the Fund exercise its right to terminate, all out-of-pocket expenses associated with the movement of records and material will be borne by the Fund. Additionally, ADS reserves the right to charge for any other reasonable expenses associated with such termination.



8.  ASSIGNMENT



	8.01 Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the written consent of the other party.



	8.02 This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.



9.  AMENDMENT



	9.01 This Agreement may be amended or modified by a written agreement executed by both parties and authorized or approved by a resolution of the Board of Directors of the Fund.



10.  NEW YORK LAWS TO APPLY



	10.01 	The provisions of this Agreement shall be construed and
interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the 1940 Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.



11.  MERGER OF AGREEMENT



	11.01 This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

12.  NOTICES.

	All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by telex or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):



To the Fund:                      					 To ADS:

Suresh L. Bhirud                        Michael Miola
Chairman of the Board                   President

The Bhirud Mid Cap Growth Fund       			American Data Services, Inc.
Soundview Plaza					                   	24 West Carver Street
1226 East Main Street                   Huntington, New York  11743
Stamford, CT  06902



IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



THE BHIRUD MID CAP GROWTH FUND  		AMERICAN DATA SERVICES, INC.



  By:                          				By:

    Suresh L. Bhirud,
    Chairman of the Board
                                     	Michael Miola, President



    FEE SCHEDULE



	For the services rendered by ADS in its capacity as transfer agent, the Fund shall pay ADS, within ten (10) days after receipt of an invoice from ADS at the beginning of each month, a fee, calculated as a combination of account maintenance charges and transaction charges as follows:



(a) ACCOUNT MAINTENANCE CHARGE:

The Greater of:



 (1) Minimum maintenance charge per fund - $800.00/month (No prorating partial months);



OR,



 (2) Based upon the total of all open/closed accounts in the Fund upon the following annual rates (billed monthly):

 Fund Type:

Dividend calculated and paid annually, semi-annually,
quarterly.......................................	$ 8.50 per account

Dividend calculated and paid
monthly..........................................................
 ................................................	$11.00 per account

Dividend accrued daily and paid monthly
 ................................................	$14.50 per account

Closed accounts
 ................................................	$  2.00 per account (1)



(1) All accounts closed during a calendar year will be considered as open accounts for billing purposes until the end of that calendar year. Accounts marked as closed at the end of the calendar year will remain in the shareholder files until all 1099's and 5498's have been sent to shareholders and reported (via mag media) to the IRS.



FEE DISCOUNT:

* During the first three months of this Agreement, ADS will discount the fee structure above by 30%.

However, if the Fund elects or is forced to terminate this Agreement for any reason what-so-ever (including, but not limited to, the voluntary or involuntary termination of the Fund, liquidation of the Fund's assets, the sale or merger of the Fund or it's assets to any successor entity) prior to the termination date of this Agreement as specified in Paragraph 7 of this Agreement, all fees previously discounted will be due and payable to ADS upon termination of this Agreement plus any other charges associated with such termination pursuant to Paragraph 7 of this Agreement. In addition, the Fund will forfeit the Security Deposit paid to ADS upon execution of this Agreement.



(b) TRANSACTION FEES:

Trade Entry (purchase/liquidation) and maintenance transactions
 ............... $ 1.35 each



New account set-up
 .................................................... 	$ 2.50 each



Customer service calls
 ...................................... .............. 	$ 1.00 each



Correspondence/ information requests
 ...................................................... 	$ 1.25
each (2)

Check preparation
 ...................................................... 	$   .50 each



Liquidation's paid by wire transfer
 .......................................................	$ 3.00 each



Omnibus accounts
 .......................................................	$ 1.25 per transaction

ACH charge
 .......................................................	$   .30 each



SWP
 .......................................................	$ 1.25 each



(2) Information requests from shareholders or the Fund for data that is not in the historical files of our system and must be researched either through micro fiche, or original hard copy, will be subject to an additional service charge to obtain and report the requested information. This service charge will be based upon the time spend to obtain the required information and will be calculated utilizing the rate specified in Paragraph (e) "Special Reports" for junior staff. Shareholders requesting such information will be notified in advance of this research charge and will be requested to remit the service charge to ADS before information is released.

(c) 24 HOUR AUTOMATED VOICE RESPONSE:

Initial set-up charge per portfolio - $150.00

Monthly maintenance charge per portfolio - $50.00

All calls processed through automated voice response will be billed as a customer service call listed above.

(d) Fund/SERV

All portfolios processed through Fund/SERV will be subject to an additional monthly charge of $250.00.

All transactions processed through Fund/SERV will be billed at transaction fee rates listed above.

(e) IRA PLAN FEES:



The following fees will be charged directly to the shareholder account:



Annual maintenance fee
 .............................................. $15.00 /account *



Incoming transfer from prior custodian ........$12.00



Distribution to a participant................. $15.00



Refund of excess contribution................. $15.00



Transfer to successor custodian............... $15.00



Automatic periodic distributions.............. $15.00/year per account



* Includes Star Bank N.A. $8.00 Custody Fee.

 FEE INCREASES

On each annual anniversary date of this Agreement, the fees enumerated above will be increased by the change in the Consumer Price Index for the Northeast region (CPI) for the twelve month period ending with the month preceding such annual anniversary date.

(f) EXPENSES:



	The Fund shall reimburse ADS for any out-of-pocket expenses, exclusive of salaries, advanced by ADS in connection with but not limited to the printing of confirmation forms and statements, proxy expenses, travel requested by the Fund, telephone, facsimile transmissions, stationery and supplies
(related to Fund records), record storage, postage (plus a $0.15 service charge for all mailings), pro-rata portion of annual
17AD-13 audit letter, telex and courier charges incurred in connection with the performance of its duties hereunder. ADS shall provide the Fund with a monthly invoice of such expenses and the Fund shall reimburse ADS within fifteen (15) days after receipt thereof.



(g) SPECIAL REPORTS:



	All reports and/or analyses requested by the Fund that are not included in the fee schedule, shall be subject to an additional charge, agreed upon in advance, based upon the following rates:



                       Labor:

                         Senior staff - $150.00/hr.

                         Junior staff - $ 75.00/hr.

                       Computer time - $45.00/hr.



(h) SECURITY DEPOSIT:



	The Fund will remit to ADS upon execution of this Agreement a security deposit of equal to one (1) month's shareholder service fee. The security deposit computation will be based either on the total number of shareholder accounts (open and closed) of the Fund or the minimum fee without giving effect to any fee discounts or waivers that may be in effect, whichever is greater on the date above written. The Fund will have the option, if not forfeited in accordance with the terms of paragraph (a) above, to have the security deposit applied to the last month's service fee, or applied to any new contract between the Fund and ADS.



 (i) CONVERSION CHARGE:



NOTE: FOR EXISTING FUNDS ONLY (new funds please ignore):



	There will not be a charge to convert the Fund's shareholder accounting records on to the ADS stock transfer system. However, ADS will be reimbursed for all out-of-pocket expenses, enumerated in paragraph (b) above and data media conversion costs (cost to convert reel to reel tape to floppy disk), incurred during the conversion process.





SCHEDULE A



PORTFOLIOS TO BE SERVICED UNDER THIS AGREEMENT:



THE BHIRUD MID CAP GROWTH FUND










CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS









	We consent to the reference to our firm under the caption
"Financial Highlights" and to the use of our report dated July
31, 1996 in this Registration Statement (Form N-1A No. 33-48013) of Bhirud Funds, Inc.







						By:  /s/ Van Buren & Hauke, LLC



						Van Buren & Hauke, CPA's, LLC





New York, NY 10005

	November 19, 1996


EXHIBIT  15.1

DISTRIBUTION AND SERVICE PLAN

BHIRUD FUNDS, INC.

The Bhirud Mid Cap Growth Fund

Distribution and Service Plan Pursuant to Rule

12b-1 Under the Investment Company Act of 1940



This Distribution Plan and Service plan (the "Plan") is hereby amended to reflect that Bhirud Associates, Inc. (the "Distributor") and Bhirud Funds Inc. (the "Fund") , on behalf of the Bhirud Mid Cap Growth Fund (the "Portfolio") have agreed that the Fund will no longer reimburse the Distributor, in any amount, for distribution, promotional and advertising costs incurred by the Distributor in connection with the distribution of the Portfolio's shares. The Board of Directors of the Fund has approved unanimously this amendment to the Plan and has authorized the Fund to re-execute the Shareholder Servicing Agreement with the Distributor to reflect the foregoing. The Plan is hereby amended in its entirety as set forth herein and as authorized under Section 8 of the previous Plan.



The Plan is adopted by the Fund on behalf of the Portfolio, in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act").



The Plan



1.	The Portfolio and the Distributor, have entered into a
Distribution Agreement, in a form satisfactory to the Fund's Board of Directors, under which the Distributor will act as distributor of Portfolio's shares. Pursuant to the Distribution Agreement, the Distributor, as agent of the Portfolio, will solicit orders for the Purchase of the Portfolio's shares, provided that any subscriptions and orders for the purchase of the Portfolio's shares will not be binding on the Portfolio until accepted by the Portfolio as principal.



2.	(a) The Portfolio and the Distributor have entered into a
Shareholder Servicing Agreement, in a form satisfactory to the Portfolio's Board of Directors, which provides that the Distributor may make payments from time to time from the shareholder Servicing fee received by the Distributor and past profits to pay the costs of, and to compensate others, including organizations whose customers or clients are Portfolio shareholders ("Participating Organizations"), for performing shareholder Servicing and related administrative functions on behalf of the Portfolio.



	(b) The Shareholder Servicing Agreement will further provide that the Distributor will in its sole discretion determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Portfolio is required to pay to (1) the Advisor for any fiscal year under the Advisory Contract in effect for that year or otherwise or
(2) to the Distributor under the Shareholder Servicing Agreement in effect for that year or otherwise. The Advisory Contract will also require the Advisor to reimburse the Fund for any amounts by which the Fund's annual operating expenses, including distribution expenses, exceed in the aggregate in any fiscal year the limits prescribed by any state in which the Fund's shares are qualified for sale.



	(c) Furthermore, the Advisor may make payments from time to time from the advisory fees received by the Advisor from the Portfolio and from other companies and past profits for the following purposes:



	(i) to pay the costs of, and to compensate others, including Participating Organizations, for performing shareholder servicing and related administrative functions on behalf of the Portfolio;



	(ii) to compensate Participating Organizations for providing assistance in distributing the Portfolio's shares; and



	(iii) to pay the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including salaries and/or commissions of sales personnel of the Distributor and other persons, and of printing and distributing the Portfolio's prospectus to prospective investors in connection with the distribution of the Portfolio's shares.



3.	The Portfolio will pay for (i) telecommunications expenses,
including the cost of dedicated lines and CRT terminals, incurred by the Distributor in carrying out its obligations under the Shareholder Servicing Agreement and (ii) preparing, printing and delivering the Portfolio's prospectus to existing shareholders of the portfolio and preparing and printing subscription application forms for shareholder accounts.



4.	Payments by the Distributor to Participating Organizations
for the purpose of distributing the Portfolio's shares are subject to compliance by them with the terms of written agreements in a form satisfactory to the Portfolio's Board of Directors to he entered into between the Distributor and the Participating organizations.



5.	The Portfolio and the Distributor will prepare and furnish to the Portfolio's Board of Directors, at least Quarterly, written reports setting forth all amounts expended for distribution purposes by the Portfolio, the Distributor and the Advisor, pursuant to the Plan and identifying the distribution activities for which such expenditures were made.



6.	The Plan became effective upon approval by (i) a majority of the outstanding voting securities of the Portfolio (as defined in the Act), and (ii) a majority of the Board of Directors of the Portfolio, including a majority of the Directors who are not interested persons (as defined in the Act) of the Portfolio and who have no direct or indirect financial interest in the operation of the Plan or in any agreement entered into in connection with the Plan, pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of the Plan.



7.	The plan will remain in effect until July 31, 1995 unless
earlier terminated in accordance with its terms, and thereafter may continue in effect for successive annual periods if approved each year in the manner described in clause (ii) of paragraph 6 hereof.



8.	The Plan may be amended at any time with the approval of the
Board of Directors of the Portfolio, provided that (i) any material amendments of the terms of the Plan will be effective only upon approval as provided in clause (ii) of paragraph 6 hereof, and (ii) any amendment which increases materially the amount which may be spent by the Portfolio pursuant to the Plan will be effective only upon the additional approval as provided in clause (i) of paragraph 6 hereof.



9.	The Plan may be terminated without penalty at any time (i) by a vote of the majority of the entire Board of Directors of the Portfolio and by a vote of a majority of the Directors of the Portfolio who are not interested persons (as defined in the Act) of the Portfolio and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or (ii) by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Act).



EXHIBIT  15.3

SHAREHOLDER SERVICING AGREEMENT



BHIRUD FUNDS, INC. (the "Fund")

The Bhirud Mid Cap Growth Fund (the "Portfolio")



Bhirud Associates, Inc.

Soundview Plaza

1266 East Main Street

Stamford, Connecticut 06902



Ladies and Gentlemen.



This Agreement is being reexecuted to reflect that, effective November 30, 1993, the Distribution and Service Plan adopted by the Fund, on behalf of the Portfolio, in accordance with Rule 12b-1 of the Investment Company Act, as amended (the "Act"), dated August 6, 1992, and continued thereafter in accordance with Rule 12b-1 of the Act, has been amended to eliminate the reimbursement of the Distributor, in any amount, by the Fund for distribution, promotional and advertising costs incurred by the Distributor in connection with the distribution of the Portfolio's shares.



We herewith confirm our agreement with you as follows:



1.	We hereby employ you, pursuant to the Amended
Distribution	and Service Plan dated November 30, 1993, adopted
by us in accordance with Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended (the "Act"), to provide the services listed below:



(a)	You will perform, or arrange for others including
organizations whose customers or clients are shareholders of our corporation (the "Participating Organizations") to perform, all shareholder servicing functions not performed by us or by our Transfer Agent. You may make payments from time to time from your own resources, which may include any Shareholder Servicing Fees (as defined below) received under this Agreement and past profits, to defray the costs of, and to compensate others, including Participating Organizations with whom you have entered into written agreements, for performing shareholder servicing and maintenance of shareholder accounts.



(b)	In consideration of the foregoing we will pay you a fee at
the annual rate of one quarter of one percent (0.25%) of the Portfolio's average daily net assets (the "Shareholder Servicing Fee"). Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or an such other schedule as you shall request us in writing. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing. You will in your sole discretion determine the amount of any payments made by you pursuant to this Agreement, and you may from time to time in your sole discretion increase or decrease the amount of such payments; provided, however, that no such payment will increase the amount which we are required to pay to you under either this
Agreement or any advisory agreement or distribution	agreement
between you and us, or otherwise.



2.	You will be responsible for the payment of all expenses
incurred by you in rendering the foregoing services, except that we will pay (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by you and Participating Organizations in rendering such services, and (ii) the cost of typesetting, printing and delivering our prospectus to existing shareholders of the Portfolio and of preparing and printing subscription application forms for shareholder accounts. Our obligation to be responsible for the expenses enumerated in this paragraph 2 is limited to an amount equal to
 .05%  per annum of the Portfolio's average daily net assets.



3.	Payments to Participating Organizations to compensate them
for distributing our shares and/or providing shareholder servicing and related administrative functions are subject to compliance by them with the terms of written agreements satisfactory to our Board of Directors to be entered into between you and the Participating Organizations,



4.	We will expect of you, and you will give us the benefit of,
your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.



5.	This Agreement will become effective on the date hereof and
will remain in effect until July 31, 1995 and thereafter for successive twelve-month periods (computed from each August 1), provided that such continuation is specifically approved at least annually by vote of our Board of Directors and of a majority of those of our directors who are not interested persons (as defined in the Act) and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on this Agreement. This
Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our entire Board of Directors, or by a vote of a majority of our Directors who are not interested persons (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of our outstanding voting securities, as defined in the Act, on sixty days' written notice to you, or by you on sixty days' written notice to us.



6.	This Agreement may not be transferred, assigned, sold or in
any manner hypothecated or pledged by you, and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the securities and Exchange Commission thereunder.



7.	Except to the extent necessary to perform your obligations
hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers, directors or employees who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to another corporation, firm, individual or association.



If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.



Very truly yours,

BHIRUD FUNDS, INC.

The Bhirud Mid Cap Growth Fund



By: ___________________________



							Name: Suresh L. Bhirud

							Title:    President





Accepted: July 12, 1996



Bhirud Associates, Inc.





By:  ______________________

Name: Suresh L. Bhirud

Title:    President